Exhibit 10.2.2

                      SHOPPING CENTER LEASE
                  COUNTRY PLAZA SHOPPING CENTER

COUNTRY PLAZA LTD. PARTNERSHIP HEREIN CALLED "OWNER," WHOSE ADDRESS IS RICHARD
D. WALKER P.O. BOX 6479 LOS OSOS, CA 93412 AND NEW RIDERS, A CALIFORNIA CORPORATION HEREIN CALLED "TENANT," WHOSE ADDRESS IS 1111 E. HERNDON SUITE 306 FRESNO, CA 93720 AGREE TO THE FOLLOWING TERMS AND CONDITIONS RELATING TO THE LEASE OF LAND AND IMPROVEMENTS WITHIN THE COUNTRY PLAZA LTD. PARTNERSHIP SHOPPING CENTER.

                            ARTICLE I
                          GRANT AND TERM

SECTION 1.01 LEASED PREMISES

IN CONSIDERATION OF THE RENTS, COVENANTS, AND AGREEMENTS HEREINAFTER RESERVED AND CONTAINED ON THE PART OF TENANT TO BE OBSERVED AND PERFORMED, THE OWNER DEMISES AND LEASES TO THE TENANT, AND TENANT RENTS FROM OWNER, THOSE CERTAIN PREMISES NOW AND HEREAFTER TO BE ERECTED IN THE COUNTRY PLAZA LTD. PARTNERSHIP SHOPPING CENTER (HEREIN CALLED THE "SHOPPING CENTER"), IN THE FRESNO, COUNTY OF FRESNO, CALIFORNIA WHICH PREMISES CONSISTS OF A STORE HAVING A DEPTH OF 100' FEET, APPROXIMATELY, EXTERIOR FRONT AND EXTERIOR REAR, FROM OF CENTER WALL TO CENTER OF WALL, BY A WIDTH OF 40' FEET, APPROXIMATELY, HEREIN CALLED THE "LEASED PREMISES." THE BOUNDARIES AND LOCATION OF THE LEASED PREMISES ARE OUTLINED IN RED ON THE SITE PLAN OF THE SHOPPING CENTER, WHICH IS MARKED EXHIBIT "A" ATTACHED HERETO AND MADE APART HEREOF. APPROXIMATE SQUARE FOOTAGE OF SPACE IS 4,019 S.F.*
THE ADDRESS OF SAID SPACE IS 5191 N. BLACKSTONE FRESNO, CA.

SECTION 1.02 USE OF ADDITIONAL AREAS

THE USE AND OCCUPATION BY THE TENANT OF THE LEASED PREMISES SHALL INCLUDE THE USE IN COMMON WITH OTHERS ENTITLED THERETO OF THE COMMON AREAS, EMPLOYEES' PARKING AREAS, SERVICE ROADS, LOADING FACILITIES, SIDEWALKS, AND CUSTOMER CAR PARKING AREAS. SHOWN AND DEPICTED ON EXHIBIT "A," AND OTHER FACILITIES AS MAY BE DESIGNATED FROM TIME TO TIME BY THE OWNER, SUBJECT HOWEVER TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND TO REASONABLE RULES AND REGULATIONS FOR THE USE THEREOF AS PRESCRIBED FROM TIME TO TIME BY OWNER.

SECTION 1.03

COMMENCEMENT OF TERM TENANT SHALL HAVE OCCUPANCY OF PREMISES ON MAY 1, 1995.

THE TERM OF THIS LEASE, AND TENANTS OBLIGATION TO PAY RENT SHALL COMMENCE ON THE EARLIER OF THE FOLLOWING DATE.
     A) COMMENCEMENT DATE AUGUST 1, 1995
     B) <text was crossed out>
     C) <text was crossed out>

SHOULD ANY COMMENCEMENT DATE NOT CORRESPOND TO THE FIRST DAY OF THE MONTH TENANT SHALL PAY THE RENT BASED UPON THE REMAINING DAYS TILL THE FIRST DAY OF THE FOLLOWING MONTH. THIS FRACTIONAL MONTH'S RENT SHALL BE DUE ON THE COMMENCEMENT DATE. THEREAFTER THE RENT SHALL BE PAID IN EQUAL MONTHLY INSTALLMENTS ON THE FIRST DAY OF EACH AND EVERY MONTH IN ADVANCE.

SECTION 1.04

TENANT SHALL, BY ENTERING INTO AND OCCUPYING THE DEMISED PREMISES, BE CONCLUSIVELY DEEMED TO HAVE ACCEPTED IT IN "AS IS" CONDITION AND TO ACKNOWLEDGE THAT SAID DEMISED PREMISES ARE IN GOOD ORDER, CONDITION AND REPAIR AND IN ALL RESPECTS CONSTRUCTED AND OR IMPROVED IN ACCORDANCE WITH THE PROVISIONS OF THE LEASE.

SECTION 1.05 LENGTH OF TERM

     THE TERM OF THIS LEASE SHALL BE FOR TEN (10) YEARS AND ZERO (0) MONTHS FOLLOWING THE COMMENCEMENT OF THE TERM AS PROVIDED IN SECTION 1.03 HEREOF, WITH TWO (2) FIVE (5) YEAR OPTIONS TO RENEW.

SECTION 1.06 EXCUSE OF OWNER'S PERFORMANCE

ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, PROVIDING SUCH CAUSE IS NOT DUE TO THE WILLFUL ACT OR NEGLECT OF THE OWNER. THE OWNER SHALL NOT BE DEEMED IN DEFAULT WITH RESPECT TO THE PERFORMANCE OF ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE IF SAME SHALL BE DUE TO ANY STRIKE, LOCKOUT, CIVIL COMMOTION, INVASION, REBELLION, HOSTILITIES, MILITARY OR USURPED POWER, SABOTAGE, GOVERNMENTAL REGULATIONS, PERMITS OR CONTROLS, INABILITY TO OBTAIN ANY MATERIAL, SERVICE OR FINANCING, RAIN OR MUDDY CONDITIONS, THROUGH ACT OF GOD OR OTHER CAUSE BEYOND THE CONTROL OF THE OWNER.

                            ARTICLE II
                               RENT

SECTION 2.01 MINIMUM RENT

THE FIXED MINIMUM ANNUAL RENT DURING THE TERM OF THIS LEASE SHALL BE PAYABLE BY TENANT IN EQUAL MONTHLY INSTALLMENTS, ON OR BEFORE THE FIRST DAY OF EACH MONTH IN ADVANCE, AT THE OFFICE OF OWNER OR AT SUCH OTHER PLACE DESIGNATED BY OWNER WITHOUT ANY PRIOR DEMAND THEREFOR, AND WITHOUT ANY DEDUCTION OR SET-OFF WHATSOEVER AND SHALL BE AS FOLLOWS:

FROM APRIL 15,1995 TO July 31, 1995 $ -0- PER ANNUM ($-0- PER MONTH)
FROM AUGUST 1,1995 TO JULY 31, 1997 $48,228.00 PER ANNUM ($4,019.00 PER MONTH)
FROM AUGUST 1,1997 TO JULY 31, 2005 $ **(SEE BELOW) PER ANNUM ($    PER MONTH)

     **FROM AUG 1, 1997 THE BASE RENT SHALL BE INCREASED BY 4% PER YEAR AND APPLIED ANNUALLY INCLUDING OPTIONS.

IN THE EVENT THE FIXED MINIMUM MONTHLY RENT IS NOT PAID TO OWNER BY TENANT WITHIN TEN (10) DAYS OF THE DATE ON WHICH IT IS DUE, TENANT AGREES TO PAY TO OWNER AS ADDITIONAL RENT A LATE-CHARGE OF 5% OF TOTAL RENTAL AMOUNT DUE. TENANT FURTHER AGREES TO PAY OWNER ANY COSTS INCURRED BY OWNER IN EFFECTING THE COLLECTION OF SUCH PAST DUE RENT AND LATE-CHARGE INCLUDING BUT NOT LIMITED TO FEES OF AN ATTORNEY OR COLLECTION AGENCY. THE PARTIES HERETO AGREE THAT ALL LATE CHARGES SHALL BE DEEMED ADDITIONAL RENT AND SHALL BE DUE AND PAYABLE AS SUCH WITHIN FIVE (5) DAYS OF TENANT'S RECEIPT OF A STATEMENT ITEMIZING THE SAME. NOTHING HEREIN CONTAINED SHALL LIMIT ANY OTHER REMEDY OF OWNER.

SECTION 2.02 REAL ESTATE TAXES

TENANT AGREES TO PAY TENANT'S PRO RATA SHARE OF ALL REAL PROPERTY TAXES, ASSESSMENTS AND SURTAXES WHICH MAY BE LEVIED OR ASSESSED BY ANY LAWFUL AUTHORITY AGAINST THE LAND ON WHICH BUILDINGS ARE LOCATED AND IMPROVEMENTS THEREON IN THE SHOPPING CENTER. TENANT SHALL PAY SAID TAXES MONTHLY UPON RECEIPT FROM OWNER OF A STATEMENT DELINEATING TENANT'S SHARE OF SAID TAXES AND SAID SHARE SHALL BE PAID WITHIN FIVE (5) DAYS AFTER RECEIPT OF SAID STATEMENT. TENANT'S PRO RATA SHARE SHALL BE APPORTIONED ACCORDING TO THE FLOOR AREA OF THE DEMISED PREMISE AS IT RELATES TO THE TOTAL FLOOR AREA OF THE BUILDING OR BUILDINGS INCLUDING THE DEMISED PREMISES. ALL TAXES FOR THE YEAR IN WHICH THIS LEASE COMMENCES SHALL BE APPORTIONED AND ADJUSTED. AT OWNER DISCRETION THESE COSTS MAYBE INCLUDED IN BUDGETED C.A.M. MONTHLY PAYMENTS.

SECTION 2.03 ADDITIONAL RENT

THE TENANT SHALL PAY AS ADDITIONAL RENT MONEY REQUIRED TO BE PAID PURSUANT TO
SECTION 2.01, 2.02, 8.01, 11.02, 12.02 AND ALL OTHER SUMS OF MONEY OR CHARGES REQUIRED TO BE PAID BY TENANT UNDER THIS LEASE, WITHOUT ANY DEDUCTIONS OR SETOFFS WHATSOEVER, WHETHER OR NOT THE SAME SHALL BE DESIGNATED "ADDITIONAL RENT." IF SUCH AMOUNTS OR CHARGES ARE NOT PAID AT THE TIME PROVIDED IN THIS LEASE, TENANT AGREES TO PAY TO OWNER A LATE CHARGE OF FIVE PERCENT (5%) OF THE AMOUNT OR CHARGES NOT PAID BY TENANT AND TENANT FURTHER AGREES TO PAY TO OWNER ANY COST INCURRED BY OWNER IN EFFECTING THE COLLECTION OF SUCH PAST DUE AMOUNTS OR CHARGES INCLUDING BUT NOT LIMITED TO FEES OF AN ATTORNEY OR A COLLECTION AGENCY. THE PARTIES HERETO AGREE THAT ALL OF THE HEREINABOVE MENTIONED CHARGES SHALL BE DEEMED ADDITIONAL RENT AND SHALL BE ALL DUE AND PAYABLE AS SUCH WITHIN FIVE (5) DAYS OF TENANT'S RECEIPT OF A STATEMENT ITEMIZING THE SAME NOTHING HEREIN CONTAINED SHALL LIMIT ANY OTHER REMEDY OF OWNER.

SECTION 2.04

TENANT'S INTEREST OR EQUITY IN ANY AND ALL TRADE FIXTURES, EQUIPMENT, INVENTORY, OR OTHER PERSONAL PROPERTY OF ANY NATURE, LOCATED FROM TIME TO TIME IN THE DEMISED PREMISES, SHALL BECOME AND REMAIN SECURITY FOR THE PERFORMANCE OF THE TERMS OF THIS LEASE BY TENANT AND THE SAME, SUBJECT TO THE RIGHT OF ANY CONDITIONAL SELLER, SHALL BE COVERED BY A SECURITY AGREEMENT, PROPERLY EXECUTED BY TENANT TO LANDLORD AND IN ALL RESPECTS COMPLYING WITH THE APPLICABLE PROVISIONS OF THE LAW OF THIS STATE FROM TIME TO TIME IN EFFECT. AND TENANT SHALL EXECUTE SUCH DOCUMENTS AS SHALL BE REQUIRED TO EFFECTUATE THE PURPOSE HEREOF. REPLACEMENTS, RENEWALS AND REPAIRS OF WORN OUT OR OBSOLETE PROPERTY SHALL BE PERMITTED SUBJECT, HOWEVER, TO LANDLORD'S RECEIVING AN EFFECTIVE LIEN UPON TENANT'S EQUITY IN SUCH REPLACEMENTS AND RENEWALS.

                           ARTICLE III
                 CONSTRUCTION OF LEASED PREMISES

SECTION 3.01 OWNER'S OBLIGATION

OWNER SHALL NOT BE OBLIGATED TO PERFORM ANY CONSTRUCTION, DEMOLITION OR REPLACEMENT OF ANY FEATURES OF THE DEMISED SPACE INCLUDING BUT NOT LIMITED TO WALLS, CEILINGS, FLOOR COVERING, STORE FRONTS, DOORS, ELECTRICAL SYSTEMS, AIR CONDITIONING SYSTEMS, PLUMBING FIXTURES OR SYSTEMS, EXCEPT AS SPECIFICALLY AGREED TO IN WRITING BY ADDENDUM TO THIS LEASE.

SECTION 3.02 CHANGES AND ADDITIONS TO BUILDINGS

OWNER HEREBY RESERVES THE RIGHT AT ANY TIME TO MAKE ALTERATIONS OR ADDITIONS TO AND TO BUILD ADDITIONAL STORES ON THE BUILDING IN WHICH THE PREMISES ARE CONTAINED AND TO BUILD ADJOINING THE SAME. OWNER ALSO RESERVES THE RIGHT TO CONSTRUCT OTHER BUILDINGS OR IMPROVEMENTS IN THE SHOPPING CENTER FROM TIME TO TIME AND TO MAKE ALTERATIONS THEREOF OR ADDITIONS THERETO AND TO BUILD ADDITIONAL STORIES ON ANY SUCH BUILDING OR BUILDINGS AND TO BUILD ADJOINING SAME. EASEMENTS FOR LIGHT AND AIR ARE NOT INCLUDED IN THE LEASING OF THESE PREMISES TO TENANT. LANDLORD FURTHER RESERVES THE EXCLUSIVE RIGHT TO THE ROOF EXCEPT AS PROVIDED IN THIS LEASE AGREEMENT.

SECTION 3.03 RIGHT TO RELOCATE

THE PURPOSE OF THE SITE PLAN ATTACHED HERETO AS EXHIBIT "A" IS TO SHOW THE APPROXIMATE LOCATION OF THE LEASED PREMISES. OWNER RESERVES THE RIGHT AT ANY TIME TO RELOCATE, VARY, AND ADJUST THE SIZE OF THE VARIOUS BUILDINGS, COVENANTS, AUTOMOBILE PARKING AREA, AND OTHER COMMON AREAS AS SHOWN ON SAID SITE PLAN, PROVIDED, HOWEVER, THAT SAID PARKING AREA (INCLUDING LANDSCAPED AND COMMON AREAS) SHALL AT ALL TIMES BE IN COMPLIANCE WITH THE MINIMUM REQUIREMENTS OF THE CITY OF FRESNO. COUNTY OF FRESNO, STATE OF CALIFORNIA.

                            ARTICLE IV
                  CONDUCT OF BUSINESS BY TENANT

SECTION 4.01 USE OF PREMISES

TENANT SHALL USE THE LEASED PREMISES SOLELY FOR THE PURPOSE OF CONDUCTING THE BUSINESS OF: SALES, REPAIRS OF MOTORCYCLES, ACCESSORIES FOR MOTORCYCLES, HELMETS, LEATHER CLOTHING, LEATHER JACKETS, HARLEY DAVIDSON, EASYRIDERS, ACCESSORIES AND RELATED ITEMS.

TENANT SHALL OCCUPY THE LEASED PREMISES WITHIN TEN (10) DAYS AFTER THE DATE OF THE NOTICE PROVIDED FOR IN SECTION 1.03 HEREOF, AND SHALL CONDUCT CONTINUOUSLY IN THE LEASED PREMISES THE BUSINESSES ABOVE STATED. TENANT WILL NOT USE OR PERMIT, OR SUFFER THE USE OF, THE LEASED PREMISES FOR ANY OTHER BUSINESS OR PURPOSE WITHOUT LANDLORD'S APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

SECTION 4.02 CONDUCT OF BUSINESS

TENANT ACKNOWLEDGES THAT LANDLORD MAKES NO REPRESENTATIONS AS TO THE PRESENT OR FUTURE CONDITION OF THE DEMISED PREMISES, OR TO THE FITNESS, DESIRABILITY OR ZONING THEREOF FOR ANY PARTICULAR PURPOSE, AND LANDLORD SHALL NOT BE LIABLE FOR ANY CHARGES THEREIN OR ADDITIONS THERETO REQUIRED BY ANY PUBLIC AUTHORITY. ANY PERMITS OR REQUIREMENTS OF ANY KIND PERTAINING TO THE OPERATION OF TENANT'S BUSINESS WILL BE TENANT'S RESPONSIBILITY AND ANY CONSTRUCTION OR SPECIAL EQUIPMENT REQUIRED BY PUBLIC AUTHORITY TO ENABLE TENANT TO CONDUCT THE BUSINESS SHALL LIKEWISE BE TENANT'S SOLE COST AND RESPONSIBILITY. TENANT SHALL CLEAR ANY LIEN FILED AS A RESULT OF TENANT'S ACTION.

SECTION 4.03 COMPETITION

DURING THE TERM OF THIS LEASE TENANT SHALL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY SIMILAR OR COMPETING BUSINESS WITHIN A RADIUS OF THREE MILES FROM THE OUTSIDE BOUNDARY OF THE SHOPPING CENTER. TENANT SHALL NOT PERFORM ANY ACTS OR CARRY ON ANY PRACTICES WHICH MAY INJURE THE BUILDING OR BE A NUISANCE OR MENACE TO OTHER TENANTS IN THE SHOPPING CENTER.

SECTION 4.04 STORAGE, OFFICE SPACE

TENANT SHALL WAREHOUSE, STORE AND/OR STOCK IN THE LEASED PREMISES ONLY SUCH GOODS, WARES AND MERCHANDISE AS TENANT INTENDS TO OFFER FOR SALE AT RETAIL AT, IN, FROM OR UPON THE LEASED PREMISES. THIS SHALL NOT PRECLUDE OCCASIONAL EMERGENCY TRANSFERS OF MERCHANDISE TO THE OTHER STORES OF TENANT, IF ANY, NOT LOCATED IN THE SHOPPING CENTER. TENANT SHALL USE FOR OFFICE, CLERICAL OR OTHER NON-SELLING PURPOSES ONLY SUCH SPACE IN THE LEASED PREMISES AS IS FROM TIME TO TIME REASONABLY REQUIRED FOR TENANT'S BUSINESS IN THE LEASED PREMISES. NO AUCTION, FIRE OR BANKRUPTCY SALES MAY BE CONDUCTED IN THE LEASED PREMISES WITHOUT THE PREVIOUS WRITTEN CONSENT OF OWNER. NO STORAGE IS PERMITTED EXTERIOR TO THE SPACE.

                            ARTICLE V
                       GRANT OF CONCESSIONS



SECTION 5.01 CONDITIONS TO GRANT

THE PROVISION AGAINST SUBLETTING ELSEWHERE CONTAINED IN THIS LEASE SHALL NOT PROHIBIT TENANT FROM GRANTING CONCESSIONS FOR THE OPERATION OF ONE OR MORE DEPARTMENTS OF THE BUSINESS WHICH TENANT IS PERMITTED BY SECTION 4.01 TO CONDUCT IN OR UPON THE LEASED PREMISES; PROVIDED, HOWEVER, THAT (A) EACH SUCH CONCESSION MAY BE GRANTED ONLY UPON RECEIPT BY TENANT OF THE WRITTEN CONSENT OF THE OWNER AND SHALL BE SUBJECT TO ALL TERMS AND PROVISIONS OF THIS LEASE;
(B) AT LEAST SEVENTY-FIVE PERCENT (75%) OF THE SALES FLOOR AREA OF THE LEASED PREMISES SHALL BE AT ALL TIMES DEVOTED TO THE BUSINESS OF AND BE OPERATED BY TENANT.

                            ARTICLE VI
                         SECURITY DEPOSIT

SECTION 6.01 AMOUNT OF DEPOSIT

TENANT, CONTEMPORANEOUSLY WITH THE EXECUTION OF THIS LEASE, WILL DEPOSIT WITH OWNER FORTHWITH THE SUM OF FOUR THOUSAND AND NINETEEN ----NO/100 DOLLARS ($4,019.00). SAID DEPOSIT SHALL BE HELD BY OWNER, WITHOUT LIABILITY FOR INTEREST, AS SECURITY FOR THE FAITHFUL PERFORMANCE BY TENANT OF ALL OF THE TERMS, COVENANTS, AND CONDITIONS OF THIS LEASE BY SAID TENANT TO BE KEPT AND PERFORMED DURING THE TERM HEREOF. IF AT ANY TIME DURING THE TERM OF THIS LEASE ANY OF THE RENT HEREIN RESERVED SHALL BE OVERDUE AND UNPAID, OR ANY OTHER SUM PAYABLE BY TENANT TO OWNER HEREUNDER SHALL BE OVERDUE AND UNPAID THEN OWNER MAY, AT THE OPTION OF OWNER (BUT OWNER SHALL NOT BE REQUIRED TO), APPROPRIATE AND APPLY ANY PORTION OF SAID DEPOSIT TO THE PAYMENT OF ANY SUCH OVERDUE RENT OR OTHER SUM. IT IS EXPRESSLY UNDERSTOOD THAT THIS SUM DOES NOT APPLY TOWARD RENT.

SECTION 6.02 USE AND RETURN OF DEPOSIT

IN THE EVENT OF THE FAILURE OF TENANT TO KEEP AND PERFORM ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE TO BE PERFORMED BY TENANT, THEN THE OWNER AT ITS OPTION MAY, AFTER TERMINATING THIS LEASE, APPROPRIATE AND APPLY SAID ENTIRE DEPOSIT, OR SO MUCH THEREOF AS MAY BE NECESSARY, TO COMPENSATE THE OWNER FOR ALL LOSS OR DAMAGE SUSTAINED OR SUFFERED BY OWNER DUE TO SUCH BREACH ON THE PART OF TENANT. SHOULD THE ENTIRE DEPOSIT, OR ANY PORTION THEREOF, BE APPROPRIATED AND APPLIED BY OWNER FOR THE PAYMENT OF OVERDUE RENT OR OTHER SUMS DUE AND PAYABLE TO OWNER BY TENANT HEREUNDER, THEN TENANT SHALL, UPON THE WRITTEN DEMAND OF OWNER, FORTHWITH REMIT TO OWNER A SUFFICIENT AMOUNT OF CASH TO RESTORE SAID SECURITY TO THE ORIGINAL SUM DEPOSITED, AND TENANT'S FAILURE TO DO SO WITHIN FIVE (5) DAYS AFTER RECEIPT OF SUCH DEMAND SHALL CONSTITUTE A BREACH OF THIS LEASE. SHOULD TENANT COMPLY WITH ALL OF SAID TERMS, COVENANTS, AND CONDITIONS AND PROMPTLY PAY ALL OF THE RENTAL HEREIN PROVIDED FOR AS IT FALLS DUE, AND ALL OTHER SUMS PAYABLE BY TENANT TO OWNER HEREUNDER, THE SAID DEPOSIT SHALL BE RETURNED IN FULL TO TENANT AT THE END OF THE TERM OF THIS LEASE, OR UPON THE EARLIER TERMINATION OF THIS LEASE.

SECTION 6.03 TRANSFER OF DEPOSIT

OWNER MAY DELIVER THE FUNDS DEPOSITED HEREUNDER BY TENANT TO THE PURCHASER OF OWNER'S INTEREST IN THE LEASED PREMISES, IN THE EVENT THAT SUCH INTEREST BE SOLD, AND THEREUPON OWNER SHALL BE DISCHARGED FROM ANY FURTHER LIABILITY WITH RESPECT TO SUCH DEPOSIT.





                           ARTICLE VII
            PARKING AND COMMON USE AREA AND FACILITIES

SECTION 7.01 CONTROL OF COMMON AREAS BY OWNER

ALL AUTOMOBILE PARKING AREAS, DRIVEWAYS, ENTRANCES AND EXITS THERETO, AND OTHER FACILITIES FURNISHED BY OWNER IN OR NEAR THE SHOPPING CENTER, INCLUDING EMPLOYEE PARKING AREAS, THE TRUCK WAY OR WAYS, LOADING DOCKS, PACKAGE PICK-UP STATIONS, PEDESTRIAN SIDEWALKS AND RAMPS, LANDSCAPED AREAS, EXTERIOR STAIRWAYS, COMFORT STATIONS AND OTHER AREAS AND IMPROVEMENTS PROVIDED BY OWNER FOR THE GENERAL USE, IN COMMON, OF TENANTS, THEIR OFFICERS, AGENTS, EMPLOYEES AND CUSTOMERS, SHALL AT ALL TIMES BE SUBJECT TO THE EXCLUSIVE CONTROL AND MANAGEMENT OF OWNER, AND OWNER SHALL HAVE THE RIGHT FROM TIME TO TIME TO ESTABLISH, MODIFY AND ENFORCE REASONABLE RULES AND REGULATIONS WITH RESPECT TO ALL FACILITIES AND AREAS MENTIONED IN THIS ARTICLE. OWNER SHALL HAVE THE RIGHT TO CONSTRUCT, MAINTAIN AND OPERATE LIGHTING FACILITIES ON ALL SAID AREAS AND IMPROVEMENTS; TO POLICE THE SAME; FROM TIME TO TIME TO CHANGE THE AREA, LEVEL, LOCATION AND ARRANGEMENT OF PARKING AREAS AND OTHER FACILITIES HEREINABOVE REFERRED TO; TO RESTRICT PARKING BY TENANTS, THEIR OFFICERS, AGENTS AND EMPLOYEES TO EMPLOYEE PARKING AREAS; TO ENFORCE PARKING CHARGES (BY OPERATION OF METERS OR OTHERWISE), WITH APPROPRIATE PROVISIONS FOR FREE PARKING TICKET VALIDATING BY TENANTS; TO CLOSE ALL OR ANY PORTION OF SAID AREAS OR FACILITIES TO SUCH EXTENT AS TICKET VALIDATING BY TENANTS; TO CLOSE ALL OR ANY PORTION OF SAID AREAS OR FACILITIES TO SUCH EXTENT AS MAY, IN THE OPINION OF OWNER'S COUNSEL, BE LEGALLY SUFFICIENT TO PREVENT A DEDICATION THEREOF OF THE ACCRUAL OF ANY RIGHTS TO ANY PERSON OR THE PUBLIC THEREIN; TO CLOSE TEMPORARILY ALL OF ANY PORTION OF THE PARKING AREAS OR FACILITIES; TO DISCOURAGE NONCUSTOMER PARKING; AND TO DO AND PERFORM SUCH OTHER ACTS IN AND TO SAID AREAS AND IMPROVEMENTS AS, IN THE USE OF GOOD BUSINESS JUDGMENT, THE OWNER SHALL DETERMINE TO BE ADVISABLE WITH A VIEW TO THE IMPROVEMENT OF THE CONVENIENCE AND USE THEREOF BY TENANTS, THEIR OFFICERS, AGENTS, EMPLOYEES AND CUSTOMERS. OWNERS WILL OPERATE AND MAINTAIN THE COMMON FACILITIES REFERRED TO ABOVE IN SUCH A MANNER AS OWNER, IN ITS SOLE DISCRETION, SHALL DETERMINE FROM TIME TO TIME. WITHOUT LIMITING THE SCOPE OF SUCH DISCRETION, OWNER SHALL HAVE THE FULL RIGHT AND AUTHORITY TO EMPLOY ALL PERSONNEL AND MAKE ALL RULES AND REGULATIONS PERTAINING TO AND NECESSARY FOR THE PROPER OPERATION AND MAINTENANCE OF THE COMMON AREAS AND FACILITIES.

SECTION 7.02 LICENSE

ALL COMMON AREAS AND FACILITIES NOT WITHIN THE LEASE PREMISES, WHICH TENANT MAY BE PERMITTED TO USE AND OCCUPY, ARE TO BE USED AND OCCUPIED UNDER A REVOCABLE LICENSE, AND IF ANY SUCH LICENSE BE REVOKED, OR IF THE AMOUNT OF SUCH AREAS BE DIMINISHED, OWNER SHALL NOT BE SUBJECT TO ANY LIABILITY NOR SHALL TENANT BE ENTITLED TO ANY COMPENSATION FOR DIMINUTION OR ABATEMENT OF RENT, NOR SHALL REVOCATION OR DIMINUTION OF SUCH AREAS BE DEEMED CONSTRUCTIVE OR ACTUAL EVICTION.

                           ARTICLE VIII
               COST OF MAINTENANCE OF COMMON AREAS

SECTION 8.01 TENANT TO BEAR PRO RATA SHARE OF EXPENSE

(A) IN EACH LEASE YEAR TENANT WILL PAY OWNER IN EQUAL MONTHLY INSTALLMENTS, IN ADDITION TO THE RENTALS SPECIFIED IN ARTICLE II HEREOF, AS FURTHER ADDITIONAL RENT, SUBJECT TO THE LIMITATION HEREINAFTER SET FORTH, A PROPORTION OF THE SHOPPING CENTER'S OPERATING COST. HEREINAFTER DEFINED, BASED UPON THE RATIO OF THE SQUARE FEET OF THE LEASED PREMISES TO THE TOTAL SQUARE FEET OF ALL THE BUILDING SPACE IN THE SHOPPING CENTER.
(B) FOR THE PURPOSE OF THIS SECTION 8.01 THE "SHOPPING CENTER'S OPERATING COST" MEANS THE TOTAL COST AND EXPENSE INCURRED IN OPERATING AND MAINTAINING THE COMMON FACILITIES, HEREINAFTER DEFINED, ACTUALLY USED OR AVAILABLE FOR USE BY TENANT AND THE EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS AND OTHER INVITEES OF TENANT, SPECIFICALLY INCLUDING WITHOUT LIMITATION, GARDENING AND LANDSCAPING, PARKING LOT REPAIRS OR REPLACEMENT, MAINTENANCE AND LINE PAINTING, THE COST OF PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE, FIRE AND EXTENDED COVERAGE INSURANCE, BUILDING REPAIRS, ROOF AND WALL REPAIR, MAINTENANCE AND PAINTING, PEST CONTROL, LIGHTING, SANITARY AND STORM LINE MAINTENANCE, SIDEWALK CLEANING, REMOVAL OF TRASH, RUBBISH, GARBAGE AND OTHER REFUSE, REASONABLE RESERVES FOR REPLACEMENTS AND REPAIRS, PROPERTY MANAGEMENT, SHOPPING CENTER BANNERS, SHOPPING CENTER SIGNAGE (NOT INCLUDING TENANT SIGNAGE), EMPLOYMENT OF SECURITY GUARDS, BOOKKEEPING, REAL ESTATE PROPERTY TAXES AND ASSESSMENTS, SURCHARGES AND FEES THEREON, AND THE COST OF PERSONNEL TO SUPERVISE AND ADMINISTER SUCH SERVICES, TO DIRECT PARKING AND TO POLICE THE COMMON FACILITIES. "COMMON FACILITIES" MEANS ALL AREAS, SPACE, EQUIPMENT AND SPECIAL SERVICES PROVIDED BY OWNER FOR THE COMMON OR JOINT USE AND BENEFIT OF THE OCCUPANTS OF THE SHOPPING CENTER, THEIR EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS AND OTHER INVITEES, INCLUDING WITHOUT LIMITATION PARKING AREAS, ACCESS ROADS, DRIVEWAYS, RETAINING WALLS, LANDSCAPED AREAS, TRUCK SERVICEWAYS OR TUNNELS, LOADING DOCKS, PEDESTRIAN MALLS, COURTS, STAIRS, RAMPS AND SIDEWALKS, COMFORT AND FIRST-AID STATIONS, WASHROOMS AND PARCEL PICK-UP STATIONS AND SHOPPING CENTER RENTAL OFFICE.
(C) THE ADDITIONAL RENT TO BE PAID IN THIS SECTION 8.01 AND ALSO SECTIONS 2.02 AND 11.02 SHALL BE PAID MONTHLY IN ADVANCE. OWNER SHALL ESTABLISH A MONTHLY BUDGET FOR OPERATING COSTS AND RESERVES AND ADJUSTED AT THE END OF EACH YEAR. THE ADJUSTMENT UPWARDS OF DOWNWARDS TO REFLECT THE ACTUAL COST INCURRED. TENANT WILL THEN BE CREDITED OR BILLED ACCORDINGLY AT YEAR END TO REFLECT THIS ADJUSTMENT.
(D) CHANGES IN ANY PARTICULAR FLOOR AREA OCCURRING DURING ANY MONTHLY PERIOD SHALL BE EFFECTIVE ON THE FIRST DAY OF THE NEXT SUCCEEDING MONTH PERIOD, AND THE AMOUNT OF ANY FLOOR AREA IN EFFECT FOR THE WHOLE OF ANY MONTHLY PERIOD SHALL BE THE AVERAGE OF THE TOTAL AMOUNTS IN EFFECT ON THE FIRST DAY OF EACH CALENDAR MONTH IN SUCH MONTHLY PERIOD.
(E) TENANT SHALL PAY MONTHLY SHOPPING CENTER PROPERTY MANAGEMENT FEE. SHOPPING CENTER PROPERTY MANAGEMENT FEE SHALL BE FOUR PERCENT OF THE BASE MINIMUM RENT (SECTION 2.01).

                            ARTICLE IX
         SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS

SECTION 9.01 INSTALLATION BY TENANT

ALL FIXTURES INSTALLED BY TENANT SHALL BE NEW OR COMPLETELY RECONDITIONED. TENANT SHALL NOT MAKE OR CAUSE TO BE MADE ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS OR INSTALL OR CAUSE TO BE INSTALLED ANY TRADE FIXTURES, EXTERIOR SIGNS, FLOOR COVERINGS, INTERIOR OR EXTERIOR LIGHTING, PLUMBING FIXTURES, SHADES OR AWNINGS OR MAKE ANY CHANGES TO THE STORE FRONT WITHOUT FIRST OBTAINING OWNER'S WRITTEN APPROVAL AND CONSENT. ALL IMPROVEMENTS SHALL MEET ALL GOVERNMENTAL REQUIREMENTS, TENANT SHALL PRESENT TO THE OWNER PLANS AND SPECIFICATIONS FOR SUCH WORK AT THE TIME APPROVAL IS SOUGHT.

SECTION 9.02 REMOVAL AND INSURANCE BY TENANT

ALL ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS MADE BY THE TENANT, OR MADE BY THE OWNER ON THE TENANT'S BEHALF BY AGREEMENT UNDER THIS LEASE, SHALL REMAIN THE PROPERTY OF THE TENANT FOR THE TERM OF THE LEASE, OR ANY EXTENSION OR RENEWAL THEREOF. THE TENANT SHALL AT ALL TIMES, MAINTAIN FIRE INSURANCE WITH EXTENDED COVERAGE IN THE NAME OF THE OWNER AND TENANT, IN AN AMOUNT ADEQUATE TO COVER THE COST OF REPLACEMENT OF ALL ALTERATIONS, DECORATIONS, ADDITIONS OR IMPROVEMENTS IN THE EVENT OF FIRE OR EXTENDED COVERAGE LOSS. TENANT SHALL DELIVER TO THE OWNER CERTIFICATES OF SUCH FIRE INSURANCE POLICIES WHICH SHALL CONTAIN A CLAUSE REQUIRING THE INSURER TO GIVE THE OWNER TEN (10) DAYS NOTICE OF CANCELLATION OF SUCH POLICIES. SUCH ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS SHALL NOT BE REMOVED FROM THE PREMISES WITHOUT PRIOR CONSENT IN WRITING FROM THE OWNER. UPON EXPIRATION OF THIS LEASE, OR ANY RENEWAL TERM THEREOF, THE TENANT SHALL REMOVE SUCH ALL SUCH ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS AND RESTORE THE LEASED PREMISES AS PROVIDED IN SECTION 10.03 HEREOF. IF THE TENANT FAILS TO REMOVE SUCH ALTERATIONS, DECORATIONS, ADDITIONS OR IMPROVEMENTS AND RESTORE THE LEASED PREMISES, THEN UPON THE EXPIRATION OF THIS LEASE, OR ANY RENEWAL THEREOF, AND UPON THE TENANT'S REMOVAL FROM THE PREMISES, ALL SUCH ALTERATIONS, DECORATIONS, ADDITIONS AND IMPROVEMENTS SHALL BECOME THE PROPERTY OF THE OWNER. COSTS OF REMOVAL BY OWNER MAY BE CHARGED TO TENANT.

SECTION 9.03 TENANT SHALL DISCHARGE ALL LIENS

TENANT SHALL PROMPTLY PAY ALL CONTRACTORS AND MATERIALMEN, SO AS TO MINIMIZE THE POSSIBILITY OF A LIEN ATTACHING TO THE LEASED PREMISES, AND SHOULD ANY SUCH LIEN BY MADE OR FILED, TENANT SHALL BOND AGAINST OR DISCHARGE THE SAME WITHIN TEN (10) DAYS AFTER WRITTEN REQUEST BY OWNER.

SECTION 9.04 SIGNS, AWNINGS AND CANOPIES

TENANT WILL NOT PLACE OR SUFFER TO BE PLACED OR MAINTAINED ON ANY EXTERIOR DOOR, WALL OR WINDOW OF THE LEASED PREMISES ANY SIGN, AWNING OR CANOPY, OR ADVERTISING MATTER OR OTHER THING OF ANY KIND, AND WILL NOT PLACE OR MAINTAIN ANY DECORATION, LETTERING OR ADVERTISING MATTER ON THE GLASS OF ANY WINDOW OR DOOR OF THE LEASED PREMISES WITHOUT FIRST OBTAINING OWNER'S WRITTEN APPROVAL AND CONSENT. TENANT FURTHER AGREES TO MAINTAIN SUCH SIGN, AWNING, CANOPY, DECORATION, LETTERING, ADVERTISING MATTER OR OTHER THING AS MAY BE APPROVED IN GOOD CONDITION AND REPAIR AT ALL TIMES.

TENANT AGREES, AT TENANT'S SOLE COST, TO OBTAIN A CANOPY TYPE SIGN IN STRICT CONFORMANCE WITH THE OWNER'S SIGN CRITERIA AS TO DESIGN, MATERIAL, COLOR, LOCATION, SIZE AND LETTER SIZE. ALL SIGNS SHALL BE APPROVED BY OWNER BEFORE INSTALLATION. SIGNS SHALL BE INSTALLED WITHIN SIXTY (60) DAYS OF DATE OF COMMENCEMENT OF LEASE AND SHALL MEET ALL GOVERNMENTAL REQUIREMENTS.


                            ARTICLE X
                  MAINTENANCE OF LEASED PREMISES

SECTION 10.01 MAINTENANCE BY TENANT

TENANT SHALL AT ALL TIMES KEEP THE LEASED PREMISES (INCLUDING MAINTENANCE OF EXTERIOR ENTRANCES, ALL GLASS, PLATE GLASS AND SHOW WINDOW MOLDINGS) AND ALL PARTITIONS, DOORS, DOOR JAMS, DOOR CLOSERS, DOOR HARDWARE, FIXTURES, EQUIPMENT AND APPURTENANCES THEREOF (INCLUDING ELECTRICAL, LIGHTING AND PANELS FROM THE UTILITY COMPANY METER, HEATING, AND PLUMBING, AND PLUMBING FIXTURES, AND ANY AIR CONDITIONING SYSTEM, INCLUDING LEAKS AROUND DUCTS, PIPES, VENTS, OR OTHER PARTS OF THE AIR CONDITIONING, OR PLUMBING. TENANT SHALL MAINTAIN THE AIR CONDITIONING AND PROVIDE REGULAR SERVICE AND CHANGING OF FILTERS, ALL COSTS OF REPAIRS SHALL BE TENANT'S RESPONSIBILITY. PLUMBING SYSTEMS WHICH PROTRUDE THROUGH THE ROOF SHALL BE MAINTAINED) IN GOOD ORDER, CONDITION AND REPAIR INCLUDING REPLACEMENTS (INCLUDING REASONABLY PERIODIC PAINTING AS DETERMINED BY OWNER), IF OWNER IS REQUIRED TO MAKE REPAIRS TO STRUCTURAL PORTIONS BY REASON OF TENANT'S NEGLIGENT ACTS OR OMISSION TO ACT. OWNER MAY ADD THE COST OF SUCH REPAIRS TO THE RENT WHICH SHALL THEREAFTER BECOME DUE.


SECTION 10.02 MAINTENANCE BY OWNER

IF TENANT REFUSES OR NEGLECTS TO REPAIR PROPERLY AS REQUIRED HEREUNDER AND TO THE REASONABLE SATISFACTION OF OWNER AS SOON AS REASONABLY POSSIBLE AFTER WRITTEN DEMAND. OWNER MAY MAKE SUCH REPAIRS WITHOUT LIABILITY TO TENANT FOR ANY LOSS OR DAMAGE THAT MAY ACCRUE TO TENANT'S MERCHANDISE, FIXTURES, OR OTHER PROPERTY OR TO TENANT'S BUSINESS BY REASON THEREOF, AND UPON COMPLETION THEREOF, TENANT SHALL PAY OWNER'S COST FOR MAKING SUCH REPAIRS, UPON PRESENTATION OF BILL THEREOF, AS ADDITIONAL RENT. SAID BILL SHALL INCLUDE INTEREST AT TEN (10%) PERCENT ON SAID COST FROM THE DATE OF COMPLETION OF REPAIRS BY OWNER.

SECTION 10.03 SURRENDER OF PREMISES

AT THE EXPIRATION OF THE TENANCY HEREBY CREATED, TENANT SHALL SURRENDER THE LEASED PREMISES IN THE SAME CONDITION AS THE LEASED PREMISES WERE IN UPON DELIVERY OF POSSESSION THERETO UNDER THIS LEASE, REASONABLE WEAR AND TEAR EXCEPTED, AND DAMAGE BY UNAVOIDABLE CASUALTY EXCEPTED TO THE EXTENT THAT THE SAME IS COVERED BY OWNER'S FIRE INSURANCE POLICY WITH EXTENDED COVERAGE ENDORSEMENT, AND SHALL SURRENDER ALL KEYS FOR THE LEASED PREMISES TO OWNER AT THE PLACE THEN FIXED FOR THE PAYMENT OF RENT AND SHALL INFORM OWNER OF ALL COMBINATIONS ON LOCKS, SAFES AND VAULTS, IF ANY, IN THE LEASED PREMISES. TENANT SHALL REMOVE ALL ITS TRADE FIXTURES AND ANY ALTERATIONS OR IMPROVEMENTS AS PROVIDED IN SECTION 9.02 HEREOF, BEFORE SURRENDERING THE PREMISES AS AFORESAID AND SHALL REPAIR ANY DAMAGE TO THE LEASED PREMISES CAUSED THEREBY. TENANT'S OBLIGATION TO OBSERVE OR PERFORM THIS COVENANT SHALL SURVIVE THE EXPIRATION OR OTHER TERMINATION OF THE TERM OF THIS LEASE.

SECTION 10.03 RULES AND REGULATIONS

(A) THE TENANT AGREES AS FOLLOWS:
     (1) ALL LOADING AND UNLOADING OF GOODS SHALL BE DONE ONLY AT SUCH TIMES, IN THE AREA, AND THROUGH THE ENTRANCES, DESIGNATED FOR SUCH PURPOSES BY OWNER.
     (2) THE DELIVERY OR SHIPPING OF MERCHANDISE, SUPPLIES AND FIXTURES TO AND FROM THE LEASED PREMISES SHALL BE SUBJECT TO SUCH RULES AND REGULATIONS AS IN THE JUDGEMENT OF THE OWNER ARE NECESSARY FOR THE PROPER OPERATION OF THE LEASED PREMISES OR SHOPPING CENTER.
     (3) ALL GARBAGE AND REFUSE SHALL BE KEPT IN THE KIND OF CONTAINER SPECIFIED BY OWNER, AND SHALL BE PLACED OUTSIDE OF THE PREMISES PREPARED FOR COLLECTION IN THE MANNER AND AT THE TIMES AND PLACES SPECIFIED BY OWNER. IF OWNER SHALL PROVIDE OR DESIGNATE A SERVICE FOR PICKING UP REFUSE AND GARBAGE, TENANT SHALL USE SAME AT TENANT'S COST. TENANT SHALL PAY THE COST OF REMOVAL OF ANY OF TENANT'S REFUSE OR RUBBISH. NO REFUSE SHALL BE STORED IN COMMON AREA SPACES.
     (4) NO AERIAL SHALL BE ERECTED ON THE ROOF OR EXTERIOR WALLS OF THE PREMISES, OR ON THE GROUNDS, WITHOUT IN EACH INSTANCE, THE WRITTEN CONSENT OF THE OWNER. ANY AERIAL SO INSTALLED WITHOUT WRITTEN CONSENT SHALL BE SUBJECT TO REMOVAL WITHOUT NOTICE AT ANY TIME.
     (5) NO LOUD SPEAKERS, TELEVISIONS, PHONOGRAPHS, RADIOS OR OTHER DEVICES SHALL BE USED IN AN MANNER SO AS TO BE HEARD OR SEEN OUTSIDE OF THE PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF THE OWNER.
     (6) THE OUTSIDE AREAS IMMEDIATELY ADJOINING THE PREMISES SHALL BE KEPT CLEAN AND FREE FROM DIRT AND RUBBISH BY THE TENANT TO THE SATISFACTION OF THE OWNER AND TENANT SHALL NOT PLACE OR PERMIT ANY OBSTRUCTIONS OR MERCHANDISE IN SUCH AREAS.
     (7) TENANT AND TENANT'S EMPLOYEES SHALL PARK THEIR CARS ONLY IN THOSE PORTIONS OF THE PARKING AREA DESIGNATED FOR THAT PURPOSE BY OWNER. IN THE EVENT THE TENANT OR ITS EMPLOYEES FAIL TO PARK THEIR CARS IN DESIGNATED PARKING AREAS AS FORESAID, THEN THE OWNER AT ITS OPTION SHALL CHARGE THE TENANT TEN DOLLARS ($10.00) PER DAY PER CAR PARKED IN ANY AREA OTHER THAN THOSE DESIGNATED, AS AND FOR LIQUIDATED DAMAGES.
     (8) THE PLUMBING FACILITIES SHALL NOT BE USED FOR ANY OTHER PURPOSE THAN THAT FOR WHICH THEY ARE CONSTRUCTED, AND NO FOREIGN SUBSTANCE OF ANY KIND SHALL BE THROWN THEREIN, AND THE EXPENSE OF ANY BREAKAGE, STOPPAGE OR DAMAGE RESULTING FROM A VIOLATION OF THIS PROVISION SHALL BE BORNE BY TENANT, WHO SHALL, OR WHOSE EMPLOYEES, AGENTS OR INVITEES SHALL HAVE CAUSED IT.
     (9) TENANT SHALL NOT BURN ANY TRASH OR GARBAGE OF ANY KIND IN OR ABOUT THE LEASED PREMISES, OR THE SHOPPING CENTER.
     (10) TENANT SHALL NOT USE COMMON AREA SIDEWALKS OR PARKING LOT FOR DISPLAYING OR SELLING ANY MERCHANDISE WITHOUT PRIOR APPROVAL OF LANDLORD.
     (11) TENANT SHALL CONTROL ANY INSECT/RODENT CONTAMINATION EMANATING FROM TENANT DEMISED SPACE.
     (12) TENANT AND TENANTS EMPLOYEES AND AGENTS SHALL NOT SOLICIT BUSINESS IN THE PARKING OR OTHER COMMON AREAS, NOR SHALL TENANT DISTRIBUTE ANY HANDBILLS OR OTHER ADVERTISING MATTER IN AUTOMOBILES PARKED IN THE PARKING AREA OR IN OTHER COMMON AREA.
     (13) TENANT SHALL NOT CAUSE ANY ENVIRONMENT CONTAMINATION WITHIN THE DEMISED SPACE OR TO BE DISPOSED OF WITHIN THE SPACE. ALL COSTS OF CLEANUP OF ANY CONTAMINATION CAUSED BY TENANT SHALL BE THE RESPONSIBILITY OF TENANT.
(B) OWNER RESERVES THE RIGHT FROM TIME TO TIME TO AMEND OR SUPPLEMENT THE FOREGOING RULES AND REGULATIONS AND TO ADOPT AND PROMULGATE ADDITIONAL RULES AND REGULATIONS APPLICABLE TO THE LEASED PREMISES. NOTICE OF SUCH RULES AND REGULATIONS AND AMENDMENTS AND SUPPLEMENTS THERETO, IF ANY, SHALL BE GIVEN TO THE TENANT.
(C) TENANT AGREES TO COMPLY WITH ALL SUCH RULES AND REGULATIONS UPON NOTICE TO TENANT FROM OWNER, PROVIDED THAT SUCH RULES AND REGULATIONS SHALL APPLY UNIFORMLY TO ALL TENANTS OF THE SHOPPING CENTER.

                            ARTICLE XI
                     INSURANCE AND INDEMNITY

SECTION 11.01 LIABILITY INSURANCE

TENANT SHALL, DURING THE ENTIRE TERM HEREOF, KEEP IN FULL FORCE AND EFFECT A POLICY OF PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE WITH RESPECT TO THE LEASED PREMISES, THE SIDEWALKS IN FRONT OF THE LEASED PREMISES, AND THE BUSINESS OPERATED BY TENANT AND ANY SUBTENANTS OF TENANT IN THE LEASED PREMISES IN WHICH THE LIMITS OF PUBLIC LIABILITY SHALL NOT BE LESS THAN $500,000.00 PER PERSON AND $1,000,000.00 PER ACCIDENT AND IN WHICH THE PROPERTY DAMAGE LIABILITY SHALL NOT BE LESS THAN $50,000.00. THE POLICY SHALL NAME OWNER, ANY PERSON, FIRMS OR CORPORATIONS DESIGNATED BY OWNER, AND TENANT AS ADDITIONAL INSURED, AND SHALL CONTAIN A CLAUSE THAT THE INSURER WILL NOT CANCEL OR CHANGE THE INSURANCE WITHOUT FIRST GIVING THE OWNER TEN (10) DAYS PRIOR WRITTEN NOTICE. THE INSURANCE SHALL BE IN AN INSURANCE COMPANY APPROVED BY OWNER AND A COPY OF THE POLICY OF A CERTIFICATE OF INSURANCE SHALL BE DELIVERED TO OWNER.

SECTION 11.02 FIRE INSURANCE PREMIUM

LANDLORD SHALL, AT ITS COST AND EXPENSE, CHARGED PER SECTION 8.01, MAINTAIN FIRE AND EXTENDED COVERAGE INSURANCE THROUGHOUT THE TERM OF THIS LEASE IN AN AMOUNT EQUAL TO AT LEAST NINETY PERCENT (90%) OF THE REPLACEMENT VALUE (EXCLUSIVE OF FOUNDATION AND EXCAVATION COSTS) OF THE LEASED PREMISES AND/OR THE BUILDING OF WHICH THE LEASED PREMISES ARE A PART. TENANT, AT TENANT'S EXPENSE, SHALL MAINTAIN COVERAGE ON TENANT'S PERSONAL PROPERTY, ALTERATIONS, AND FIXTURES. HOWEVER, TENANT AGREES TO REIMBURSE LANDLORD FOR TENANT'S PRO RATA SHARE OF ANY PREMIUMS FOR SAID FIRE AND EXTENDED COVERAGE INSURANCE THAT MAY BE CHARGED DURING THE TERM OF THIS LEASE ON THE AMOUNT OF SUCH INSURANCE WHICH MAY BE CARRIED BY OWNER ON SAID PREMISES OR THE BUILDING OF WHICH THEY ARE A PART. THIS REIMBURSEMENT CHARGE WILL BE PAID MONTHLY IN ADVANCE AS SPECIFIED IN SECTION 8.01.

IN DETERMINING THE TENANT'S PRO RATA SHARE OF THE PREMIUM FOR SAID INSURANCE FOR THE LEASED PREMISES, A SCHEDULE ISSUED BY THE ORGANIZATION MAKING THE INSURANCE RATE ON THE LEASED PREMISES, SHOWING THE VARIOUS COMPONENTS OF SUCH RATE, SHALL BE CONCLUSIVE EVIDENCE OF THE CHARGES WHICH MAKE UP THE FIRE INSURANCE RATE ON THE LEASED PREMISES. BILLS FOR SUCH PREMIUMS SHALL BE RENDERED BY OWNER TO TENANT AT SUCH TIMES AS OWNER MAY ELECT, AND SHALL BE DUE AND PAYABLE BY TENANT WHEN RENDERED, AND THE AMOUNT THEREOF SHALL BE DEEMED TO BE, AND BE PAID AS, ADDITIONAL RENT.

SECTION 11.03 INDEMNIFICATION OF OWNER

TENANT WILL INDEMNIFY OWNER AND SAVE IT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DAMAGES, LIABILITY AND EXPENSE IN CONNECTION WITH LOSS OF LIFE, PERSONAL INJURY AND/OR DAMAGE TO PROPERTY ARISING FROM OR OUT OF ANY OCCURRENCE IN, UPON OR AT THE LEASED PREMISES, OR THE OCCUPANCY OR USE BY TENANT OF THE LEASED PREMISES OR ANY PART THEREOF, OR OCCASIONED WHOLLY OR IN PART BY ANY ACT OR OMISSION OF TENANT, ITS AGENTS, CONTRACTORS, EMPLOYEES, SERVANTS, LESSEES OR CONCESSIONAIRES. IN CASE OWNER SHALL WITHOUT FAULT ON ITS PART, BE MADE A PARTY TO ANY LITIGATION COMMENCED BY OR AGAINST TENANT, THEN TENANT SHALL PROTECT AND HOLD OWNER HARMLESS AND SHALL PAY ALL COSTS, EXPENSES AND REASONABLE ATTORNEY'S FEES THAT MAY BE INCURRED OR PAID BY OWNER IN ENFORCING THE COVENANTS AND AGREEMENTS IN THIS LEASE.

                           ARTICLE XII
                            UTILITIES

SECTION 12.01 UTILITY SERVICES

IT IS THE LESSEE'S RESPONSIBILITY TO ARRANGE FOR AND PAY FOR GAS AND ELECTRICAL SERVICE.

SECTION 12.02 UTILITY CHARGES

TENANT SHALL BE SOLELY RESPONSIBLE FOR AND PROMPTLY PAY ALL CHARGES FOR HEAT, WATER, GAS, ELECTRICITY OR ANY OTHER UTILITY USED OR CONSUMED IN THE LEASED PREMISES. SHOULD OWNER ELECT TO SUPPLY THE WATER, GAS, HEAT, ELECTRICITY, OR ANY OTHER UTILITY USED OR CONSUMED IN THE LEASED PREMISES. TENANT AGREES TO PURCHASE AND PAY FOR THE SAME AS ADDITIONAL RENT AS APPORTIONED BY THE OWNER. IN NO EVENT SHALL OWNER BE LIABLE FOR AN INTERRUPTION OR FAILURE IN SUPPLY OF ANY SUCH UTILITIES TO THE LEASED PREMISES.

                           ARTICLE XIII
            OFFSET STATEMENT, ATTORNMENT SUBORDINATION

SECTION 13.01 OFFSET STATEMENT

ESTOPPEL CERTIFICATE: TENANT SHALL AT ANY TIME, AND FROM TIME TO TIME, UPON NOT LESS TEN (10) DAYS PRIOR WRITTEN REQUEST BY LANDLORD EXECUTE, ACKNOWLEDGE, AND DELIVER TO LANDLORD A STATEMENT IN WRITING CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (0R, THAT THERE SHALL HAVE BEEN MODIFICATIONS, THAT THE LEASE IS MODIFIED AND IN FULL FORCE AND EFFECT AS MODIFIED AND STATING THE MODIFICATIONS) AND THE DATES TO WHICH THE FIXED RENT AND ANY OTHER CHARGES OR PAYMENTS HAVE BEEN PAID IN ADVANCE. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT ANY SUCH STATEMENT DELIVERED PURSUANT TO THIS PARAGRAPH MAY BE RELIED UPON BY OWNER OR ANY PROSPECTIVE PURCHASER, MORTGAGEE, ASSIGNEE OF ANY MORTGAGEE, OR THE TRUSTEE OR BENEFICIARY OF ANY DEED OF TRUST PLACED UPON THE DEMISED PREMISES OR THE REAL PROPERTY OF WHICH THE DEMISED PREMISES ARE A PART.

SECTION 13.02 ATTORNMENT

TENANT SHALL, IN THE EVENT ANY PROCEEDINGS ARE BROUGHT FOR THE FORECLOSURE OF, OR IN THE EVENT OF EXERCISE OF THE POWER OF SALE UNDER ANY MORTGAGE MADE BY THE OWNER COVERING THE LEASED PREMISES, ATTORN TO THE PURCHASER UPON ANY SUCH FORECLOSURE OR SALE AND RECOGNIZE SUCH PURCHASER AS THE OWNER UNDER THIS LEASE.

SECTION 13.03 SUBORDINATION

UPON REQUEST OF THE OWNER, TENANT WILL SUBORDINATE ITS RIGHTS HEREUNDER TO THE LIEN OF ANY MORTGAGE OF MORTGAGES OF THE LIEN RESULTING FROM ANY OTHER METHOD OF FINANCING OR REFINANCING, NOW OR HEREAFTER IN FORCE AGAINST THE LAND AND BUILDINGS OF WHICH THE LEASED PREMISES ARE A PART OR UPON ANY BUILDING HEREAFTER PLACED UPON THE LAND OF WHICH THE LEASED PREMISES ARE A PART, AND TO ALL ADVANCES MADE OR HEREAFTER TO BE MADE UPON THE SECURITY THEREOF. THIS SECTION SHALL BE SELF-OPERATIVE AND NO FURTHER INSTRUMENT OF SUBORDINATION SHALL BE REQUIRED BY ANY MORTGAGEE.

SECTION 13.04 ATTORNEY-IN-FACT

THE TENANT, UPON REQUEST OF ANY PARTY IN INTEREST, SHALL EXECUTE PROMPTLY SUCH INSTRUMENTS OR CERTIFICATES TO CARRY OUT THE INTENT OF SECTIONS 15.02 AND
15.03 ABOVE AS SHALL BE REQUESTED BY THE OWNER. THE TENANT HEREBY IRREVOCABLY APPOINTS THE OWNER AS ATTORNEY-IN-FACT FOR THE TENANT WITH FULL POWER AND AUTHORITY TO EXECUTE AND DELIVER IN THE NAME OF THE TENANT ANY SUCH INSTRUMENTS OR CERTIFICATES. IF FIFTEEN (15) DAYS AFTER THE DATE OF A WRITTEN REQUEST BY OWNER TO EXECUTE SUCH INSTRUMENTS, THE TENANT SHALL NOT HAVE EXECUTED THE SAME, THE OWNER MAY, AT ITS OPTION, CANCEL THIS LEASE WITHOUT INCURRING ANY LIABILITY ON ACCOUNT THEREOF, AND THE TERM HEREBY GRANTED IS EXPRESSLY LIMITED ACCORDINGLY.

                           ARTICLE XIV
                    ASSIGNMENT AND SUBLETTING

SECTION 14.01 CONSENT REQUIRED

TENANT WILL NOT ASSIGN THIS LEASE IN WHOLE OR IN PART, NOR SUBLET ALL OR ANY PART OF THE LEASED PREMISES, WITHOUT THE PRIOR WRITTEN CONSENT OF OWNER IN EACH INSTANCE. THE CONSENT OF OWNER TO ANY ASSIGNMENT OR SUBLETTING SHALL NOT CONSTITUTE A WAIVER OF THE NECESSITY FOR SUCH CONSENT TO ANY SUBSEQUENT ASSIGNMENT FOR SUBLETTING. THIS PROHIBITION AGAINST OR SUBLETTING SHALL BE CONSTRUED TO INCLUDE A PROHIBITION AGAINST ANY ASSIGNMENT OR SUBLETTING BY OPERATION OF LAW. IF THIS LEASE BE ASSIGNED, OR IF THE LEASED PREMISES OR ANY PART THEREOF BE UNDERLET OR OCCUPIED BY ANYBODY OTHER THAN TENANT, OWNER MAY COLLECT RENT FROM THE ASSIGNEE, UNDER TENANT OR OCCUPANT, AND APPLY THE NEW AMOUNT COLLECTED TO THE RENT HEREIN RESERVED, BUT NO SUCH ASSIGNMENT, UNDERLETTING, OCCUPANCY OR COLLECTION SHALL BE DEEMED A WAIVER OF THIS COVENANT, OR THE ACCEPTANCE OF THE ASSIGNEE, UNDER TENANT OR OCCUPANT AS TENANT, OR A RELEASE OF TENANT FROM THE FURTHER PERFORMANCE BY TENANT OF COVENANTS ON THE PART OF TENANT HEREIN CONTAINED. NOTWITHSTANDING ANY ASSIGNMENT OR SUBLEASE, TENANT SHALL REMAIN FULLY LIABLE ON THIS LEASE AND SHALL NOT BE RELEASED FROM PERFORMING ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE. OWNER'S WRITTEN CONSENT TO THE ASSIGNMENT SHALL NOT BE UNREASONABLY WITHHELD. THE ACCEPTANCE OF RENT FROM ANY OTHER PERSON SHALL NOT BE DEEMED TO BE A WAIVER OF ANY OF THE PROVISIONS OF THIS LEASE OF A CONSENT TO THE ASSIGNMENT OF THE DEMISED PREMISES.



                            ARTICLE XV
                 WASTE, GOVERNMENTAL REGULATIONS

SECTION 15.01 WASTE OR NUISANCE

TENANT SHALL NOT COMMIT OR SUFFER TO BE COMMITTED ANY WASTE UPON THE LEASED PREMISES OR ANY NUISANCE OR OTHER ACT OR THING WHICH MAY DISTURB THE QUIET ENJOYMENT OF ANY OTHER TENANT IN THE BUILDING IN WHICH THE LEASED PREMISES MAY BE LOCATED, OR IN THE SHOPPING CENTER, OR WHICH MAY DISTURB THE QUIET ENJOYMENT OF ANY PERSON WITHIN FIVE HUNDRED FEET OF THE BOUNDARIES OF THE SHOPPING CENTER.

SECTION 15.02 GOVERNMENTAL REGULATIONS

TENANT SHALL, AT TENANT'S SOLE COST AND EXPENSE, COMPLY WITH ALL OF THE REQUIREMENTS OF ALL CITY, COUNTY, MUNICIPAL, STATE, FEDERAL AND OTHER APPLICABLE GOVERNMENTAL AUTHORITIES, NOW IN FORCE, OR WHICH MAY HEREAFTER BE IN FORCE, PERTAINING TO THE SAID PREMISES, INCLUDING THE INSTALLATION OF ADDITIONAL FACILITIES AS REQUIRED FOR THE CONDUCT AND CONTINUANCE OF TENANT'S BUSINESS, AND SHALL FAITHFULLY OBSERVE IN THE USE OF THE PREMISES ALL MUNICIPAL AND COUNTY ORDINANCES AND STATE AND FEDERAL STATUTES NOW IN FORCE OF WHICH MAY HEREAFTER BE IN FORCE.

                           ARTICLE XVI
                  DESTRUCTION OF LEASED PREMISES

SECTION 16.01 TOTAL OR PARTIAL DESTRUCTION

IN THE EVENT THE PREMISES ARE DAMAGED BY FIRE OR OTHER PERILS COVERED BY EXTENDED COVERAGE INSURANCE, LANDLORD AGREES TO FORTH-WITH REPAIR SAME, AND THIS LEASE SHALL REMAIN IN FULL FORCE AND EFFECT, EXCEPT THAT TENANT SHALL BE ENTITLED TO A PROPORTIONATE REDUCTION OF THE MINIMUM RENT FROM THE DATE OF DAMAGE AND WHILE SUCH REPAIRS ARE BEING MADE, SUCH PROPORTIONATE REDUCTION TO BE BASED UPON THE EXTENT TO WHICH THE DAMAGE AND MAKING OF SUCH REPAIRS WILL REASONABLY INTERFERE WITH THE BUSINESS CARRIED ON BY THE TENANT IN THE PREMISES. IF THE DAMAGE IS DUE TO THE FAULT OR NEGLECT OF TENANT OR ITS EMPLOYEES, THERE SHALL BE NO ABATEMENT OF RENT.

IN THE EVENT THE PREMISES ARE DAMAGED AS A RESULT OF ANY CAUSE OTHER THAN THE PERILS COVERED BY FIRE AND EXTENDED COVERAGE INSURANCE, THEN LANDLORD SHALL FORTHWITH REPAIR THE SAME, PROVIDED THE EXTENT OF THE DESTRUCTION BE LESS THAN TEN (10%) PERCENT OF THE THEN FULL REPLACEMENT COST OF THE PREMISES. IN THE EVENT THE DESTRUCTION OF THE PREMISES IS TO AN EXTENT OF TEN (10%) PERCENT OR MORE OF THE FULL REPLACEMENT COST THEN LANDLORD SHALL HAVE THE OPTION; (1) TO REPAIR OR RESTORE SUCH DAMAGE, THIS LEASE CONTINUING IN FULL FORCE AND EFFECT, BUT THE MINIMUM RENT TO BE PROPORTIONATELY REDUCED AS HEREINABOVE IN THIS ARTICLE PROVIDED; OR (2) GIVE NOTICE TO TENANT AT ANY TIME WITHIN SIXTY (60) DAYS AFTER SUCH DAMAGE, TERMINATING THIS LEASE AS OF THE DATE SPECIFIED IN SUCH NOTICE, WHICH DATE SHALL BE NO MORE THAN THIRTY (30) DAYS AFTER THE GIVING OF SUCH NOTICE. IN THE EVENT OF GIVING SUCH NOTICE, THIS LEASE SHALL EXPIRE AND ALL INTEREST OF THE TENANT IN THE PREMISES SHALL TERMINATE ON THE DATE SO SPECIFIED IN SUCH NOTICE AND THE MINIMUM RENT, REDUCED BY A PROPORTIONATE REDUCTION, BASED UPON THE EXTENT, IF ANY, TO WHICH SUCH DAMAGE INTERFERED WITH THE BUSINESS CARRIED ON BY THE TENANT IN THE PREMISES, SHALL BE PAID UP TO DATE OF SAID SUCH TERMINATION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS ARTICLE, LANDLORD SHALL NOT HAVE ANY OBLIGATION WHATSOEVER TO REPAIR, RECONSTRUCT OR RESTORE THE PREMISES WHEN THE DAMAGE RESULTING FROM ANY CASUALTY COVERED UNDER THIS ARTICLE OCCURS DURING THE LAST TWENTY-FOUR MONTHS OF THE TERM OF THIS LEASE OR ANY EXTENSION THEREOF.

LANDLORD SHALL NOT BE REQUIRED TO REPAIR ANY INJURY OR DAMAGE BY FIRE OR OTHER CAUSE, OR TO MAKE ANY REPAIRS OR REPLACEMENTS OF ANY LEASEHOLD IMPROVEMENTS, FIXTURES, OR OTHER PERSONAL PROPERTY OF TENANT.


                           ARTICLE XVII
                          EMINENT DOMAIN

SECTION 17.01 TOTAL CONDEMNATION

IF THE WHOLE OF THE LEASED PREMISES SHALL BE ACQUIRED OR CONDEMNED BY EMINENT DOMAIN FOR ANY PUBLIC OR QUASI-PUBLIC USE OR PURPOSE, THEN THE TERM OF THIS LEASE SHALL CEASE AND TERMINATE AS OF THE DATE OF TITLE VESTING IN SUCH PROCEEDING AND ALL RENTALS SHALL BE PAID UP TO THAT DATE AND TENANT SHALL HAVE NO CLAIM AGAINST OWNER FOR THE VALUE OF ANY UNEXPIRED TERM OF THIS LEASE.

SECTION 17.02 TOTAL PARKING AREA

IF THE WHOLE OF THE COMMON PARKING AREA IN THE SHOPPING CENTER SHALL BE ACQUIRED OR CONDEMNED BY EMINENT DOMAIN FOR ANY PUBLIC OR QUASI-PUBLIC USE OR PURPOSE, THEN THE TERM OF THIS LEASE SHALL CEASE AND TERMINATE AS OF THE DATE OF TITLE VESTING IN SUCH PROCEEDING UNLESS OWNER SHALL TAKE IMMEDIATE STEPS TO PROVIDE OTHER PARKING FACILITIES SUBSTANTIALLY EQUAL TO THE PREVIOUSLY EXISTING RATIO BETWEEN THE COMMON PARKING AREAS AND THE LEASED PREMISES, AND SUCH SUBSTANTIALLY EQUAL PARKING FACILITIES SHALL BE PROVIDED BY OWNER AT ITS OWN EXPENSE WITHIN NINETY (90) DAYS FROM THE DATE OF ACQUISITION. IN THE EVENT THAT OWNER SHALL PROVIDE SUCH OTHER SUBSTANTIALLY EQUAL PARKING FACILITIES, THEN THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT. IN ANY EVENT, TENANT SHALL HAVE NO CLAIM AGAINST OWNER FOR THE VALUE OF ANY UNEXPIRED TERM OF THIS LEASE.

SECTION 17.03 PARTIAL CONDEMNATION

IF ANY PART OF THE LEASED PREMISES SHALL BE ACQUIRED OR CONDEMNED BY EMINENT DOMAIN FOR ANY PUBLIC OR QUASI-PUBLIC USE OR PURPOSE, AND IN THE EVENT THAT SUCH PARTIAL TAKING OR CONDEMNATION SHALL RENDER THE LEASED PREMISES UNSUITABLE FOR THE BUSINESS OF THE TENANT, THEN THE TERM OF THIS LEASE SHALL CEASE AND TERMINATE AS OF THE DATE OF TITLE VESTING IN SUCH PROCEEDING AND TENANT SHALL HAVE NO CLAIM AGAINST OWNER FOR THE VALUE OF ANY UNEXPIRED TERM OF THIS LEASE. IN THE EVENT OF A PARTIAL TAKING OR CONDEMNATION WHICH IS NOT EXTENSIVE ENOUGH TO RENDER THE PREMISES UNSUITABLE FOR THE BUSINESS OF THE TENANT, THEN OWNER SHALL PROMPTLY RESTORE THE LEASED PREMISES TO A CONDITION COMPARABLE TO ITS CONDITION AT THE TIME OF SUCH CONDEMNATION LESS THE PORTION LOST IN THE TAKING, AND THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT.

SECTION 17.04 OWNERS DAMAGES

IN THE EVENT OF ANY CONDEMNATION OR TAKING AS HEREINABOVE PROVIDED, WHETHER WHOLE OR PARTIAL, THE TENANT SHALL NOT BE ENTITLED TO ANY PART OF THE AWARD, AS DAMAGES OR OTHERWISE, FOR SUCH CONDEMNATION AND OWNER IS TO RECEIVE THE FULL AMOUNT OF SUCH AWARD, THE TENANT HEREBY EXPRESSLY WAIVING ANY RIGHT OR CLAIM TO ANY PART THEREOF.

SECTION 17.05 TENANT'S DAMAGES

ALTHOUGH ALL DAMAGES IN THE EVENT OF ANY CONDEMNATION ARE TO BELONG TO THE OWNER WHETHER SUCH DAMAGES ARE AWARDED AS COMPENSATION FOR DIMINUTION IN VALUE OF THE LEASEHOLD OR TO THE FEE OF THE LEASED PREMISES. TENANT SHALL HAVE THE RIGHT TO CLAIM AND RECOVER FROM THE CONDEMNING AUTHORITY, BUT NOT FROM OWNER, SUCH COMPENSATION AS MAY BE SEPARATELY AWARDED OR RECOVERABLE BY TENANT IN TENANT'S OWN RIGHT TO ACCOUNT OF ANY AND ALL DAMAGE TO TENANT'S BUSINESS BY REASON OF THE CONDEMNATION AND FOR OR ON ACCOUNT OF ANY COST OR LOSS TO WHICH TENANT MIGHT BE PUT IN REMOVING TENANT'S MERCHANDISE, FURNITURE, FIXTURES, LEASEHOLD IMPROVEMENTS AND EQUIPMENT.

SECTION 17.06 CONDEMNATION OF LESS THAN A FEE

IN THE EVENT OF A CONDEMNATION OF A LEASEHOLD INTEREST IN ALL OR A PORTION OF THE LEASED PREMISES WITHOUT THE CONDEMNATION OF THE FEE SIMPLE TITLE ALSO, THIS LEASE SHALL NOT TERMINATE AND SUCH CONDEMNATION SHALL NOT EXCUSE TENANT FROM FULL PERFORMANCE OF ALL OF ITS COVENANTS HEREUNDER, BUT TENANT IN SUCH EVENT SHALL BE ENTITLED TO PRESENT OR PURSUE AGAINST THE CONDEMNING AUTHORITY ITS CLAIM FOR AND TO RECEIVE ALL COMPENSATION OR DAMAGES SUSTAINED BY IT BY REASON OF SUCH CONDEMNATION, AND OWNER'S RIGHT TO RECOVER COMPENSATION OR DAMAGES SHALL BE LIMITED TO COMPENSATION FOR AND DAMAGES OF ANY, TO ITS REVERSIONARY INTEREST; IT BEING UNDERSTOOD, HOWEVER, THAT DURING SUCH TIME AS TENANT SHALL BE OUT OF POSSESSION OF THE LEASED PREMISES BY REASON OF SUCH CONDEMNATION, THE LEASE SHALL NOT BE SUBJECT TO FORFEITURE FOR FAILURE TO OBSERVE AND PERFORM THOSE COVENANTS NOT CALLING FOR THE PAYMENT OF MONEY. IN THE EVENT THE CONDEMNING AUTHORITY SHALL FAIL TO KEEP THE PREMISES IN THE STATE OF REPAIR REQUIRED HEREUNDER, OR TO PERFORM ANY OTHER COVENANT NOT CALLING FOR THE PAYMENT OF MONEY, TENANT SHALL HAVE NINETY (90) DAYS AFTER THE RESTORATION OF POSSESSION TO IT WITHIN WHICH TO CARRY OUT ITS OBLIGATIONS UNDER SUCH COVENANT OR COVENANTS. DURING SUCH TIME AS TENANT SHALL BE OUT OF POSSESSION OF THE LEASED PREMISES BY REASON OF SUCH LEASEHOLD CONDEMNATION. TENANT SHALL PAY TO OVER, IN LIEU OF THE MINIMUM AND PERCENTAGE RENTS PROVIDED FOR HEREUNDER, AND IN ADDITION TO ANY OTHER PAYMENTS REQUIRED OF TENANT HEREUNDER, AN ANNUAL RENT EQUAL TO THE AVERAGE ANNUAL MINIMUM AND PERCENTAGE RENTS PAID BY TENANT FOR THE PERIOD FROM THE COMMENCEMENT OF THE TERM UNTIL THE CONDEMNING AUTHORITY SHALL TAKE POSSESSION, OR DURING THE PRECEDING THREE FULL CALENDAR YEARS, WHICHEVER PERIOD IS SHORTER. AT ANY TIME AFTER SUCH CONDEMNATION PROCEEDINGS ARE COMMENCED, OWNER SHALL HAVE THE RIGHT, AT ITS OPTION, TO REQUIRE TENANT TO ASSIGN TO OWNER ALL COMPENSATION AND DAMAGES PAYABLE BY THE CONDEMNOR TO TENANT, TO BE HELD WITHOUT LIABILITY FOR INTEREST THEREON AS SECURITY FOR THE FULL PERFORMANCE OF TENANT'S COVENANTS HEREUNDER, SUCH COMPENSATION AND DAMAGES RECEIVED PURSUANT TO SAID ASSIGNMENT TO BE APPLIED FIRST TO THE PAYMENT OF RENTS AND ALL OTHER SUMS FROM TIME TO TIME PAYABLE BY TENANT PURSUANT TO THE TERMS OF THIS LEASE AS SUCH SUMS FALL DUE, AND THE REMAINDER, IF ANY, TO BE PAYABLE TO TENANT AT THE END OF THE TERM HEREOF OR ON RESTORATION OF POSSESSION OF TENANT, WHICHEVER SHALL FIRST OCCUR, IT BEING UNDERSTOOD AND AGREED THAT SUCH ASSIGNMENT SHALL NOT RELIEVE TENANT OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO SUCH RENTS, AND OTHER SUMS EXCEPT AS THE SAME SHALL BE ACTUALLY RECEIVED BY OWNER.

                          ARTICLE XVIII
                      DEFAULT OF THE TENANT

SECTION 18.01 RIGHT TO RE-ENTER

IN THE EVENT OF ANY FAILURE OF TENANT TO PAY ANY RENTAL DUE HEREUNDER WITHIN TEN (10) DAYS AFTER THE SAME SHALL BE DUE, OR ANY FAILURE TO PERFORM ANY OTHER OF THE TERMS, CONDITIONS OR COVENANTS OF THIS LEASE TO BE OBSERVED OF PERFORMED BY TENANT FOR MORE THAN THIRTY (30) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT SHALL HAVE BEEN MAILED TO TENANT, OR IF TENANT SHALL BECOME BANKRUPT OR INSOLVENT, OR FILE ANY DEBTOR PROCEEDINGS, OR TAKE OR HAVE TAKEN AGAINST TENANT IN ANY COURT PROCEEDINGS, OR TAKE OR HAVE TAKEN AGAINST TENANT IN ANY COURT PURSUANT TO ANY STATUTE EITHER OF THE UNITED SATES OR ANY STATE A PETITION IN BANKRUPTCY OR INSOLVENCY OR FOR REORGANIZATION OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OF ALL OR A PORTION OF TENANT'S PROPERTY, OR IF TENANT MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR PETITIONS FOR OR ENTERS INTO AN ARRANGEMENT, OR IF TENANT SHALL ABANDON SAID PREMISES, OR SUFFER THIS LEASE TO BE TAKEN UNDER ANY WRIT OF EXECUTION, THEN OWNER BESIDES OTHER RIGHTS OR REMEDIES IT MAY HAVE, SHALL HAVE THE IMMEDIATE RIGHT OF RE-ENTRY AND MAY REMOVE ALL PERSONS AND PROPERTY FROM THE LEASED PREMISES AND SUCH PROPERTY MAY BE REMOVED AND STORED IN A PUBLIC WAREHOUSE OR ELSEWHERE AT THE COST OF, AND FOR THE ACCOUNT OF TENANT, ALL WITHOUT SERVICE OF NOTICE OR RESORT TO LEGAL PROCESS AND WITHOUT BEING DEEMED GUILTY OF TRESPASS, OR BECOMING LIABLE FOR ANY LOSS OR DAMAGE WHICH MAY BE OCCASIONED THEREBY.

SECTION 18.02 RIGHT TO RELET

SHOULD OWNER ELECT TO RE-ENTER, AS HEREIN PROVIDED, OR SHOULD IT TAKE POSSESSION PURSUANT TO LEGAL PROCEEDINGS OR PURSUANT TO ANY NOTICE PROVIDED FOR BY LAW, IT MAY EITHER TERMINATE THIS LEASE OR IT MAY FROM TIME TO TIME WITHOUT TERMINATING THIS LEASE, MAKE SURE ALTERATIONS AND REPAIRS AS MAY BE NECESSARY IN ORDER TO RELET THE PREMISES, AND RELET SAID PREMISES OR ANY PART THEREOF FOR SUCH TERM OR TERMS (WHICH MAY BE FOR A TERM EXTENDING BEYOND THE TERM OF THIS LEASE) AND AT SUCH RENTAL OR RENTALS AND UPON SUCH OTHER TERMS AND CONDITIONS AS OWNER IN ITS SOLE DISCRETION MAY DEEM ADVISABLE; UPON EACH SUCH RELETTING ALL RENTALS RECEIVING BY THE OWNER FROM SUCH RELETTING SHALL BE APPLIED, FIRST, TO THE PAYMENT OF ANY INDEBTEDNESS OTHER THAN RENT DUE HEREUNDER FROM TENANT TO OWNER; SECOND, TO THE PAYMENT OF ANY COSTS AND EXPENSES OF SUCH RELETTING, INCLUDING BROKERAGE FEES AND ATTORNEY'S FEES AND OF COSTS OF SUCH ALTERATIONS AND REPAIRS; THIRD, TO THE PAYMENT OF RENT DUE AND UNPAID HEREUNDER, AND THE RESIDUE, IF ANY, SHALL BE HELD BY OWNER AND APPLIED IN PAYMENT OF FUTURE RENT AS THE SAME MAY BECOME DUE AND PAYABLE HEREUNDER. IF SUCH RENTALS RECEIVED FROM SUCH RELETTING DURING ANY MONTH BE LESS THAN THAT TO BE PAID DURING THAT MONTH BY TENANT HEREUNDER, TENANT SHALL PAY ANY SUCH DEFICIENCY TO OWNER. SUCH DEFICIENCY SHALL BE CALCULATED AND PAID MONTHLY. NO SUCH RE-ENTRY OR TAKING POSSESSION OF SAID PREMISES BY OWNER SHALL BE CONSTRUED AS AN ELECTION ON ITS PART TO TERMINATE THIS LEASE UNLESS A WRITTEN NOTICE OF SUCH INTENTION BE GIVEN TO TENANT OR UNLESS THE TERMINATION THEREOF BE DECREED BY A COURT OF COMPETENT JURISDICTION. NOTWITHSTANDING ANY SUCH RELETTING WITHOUT TERMINATION, OWNER MAY AT ANY TIME THEREAFTER ELECT TO TERMINATE THIS LEASE FOR SUCH PREVIOUS BREACH. SHOULD OWNER AT ANY TIME TERMINATE THIS LEASE FOR ANY BREACH, IN ADDITION TO ANY OTHER REMEDIES IT MAY HAVE, IT MAY RECOVER FROM TENANT ALL DAMAGES IT MAY INCUR BY REASON OF SUCH BREACH, INCLUDING THE COST OF RECOVERING THE LEASED PREMISES, REASONABLE ATTORNEY'S FEES, AND INCLUDING THE WORTH AT THE TIME OF SUCH TERMINATION OF THE EXCESS, IF ANY, OF THE AMOUNT OF RENT AND CHARGES EQUIVALENT TO RENT RESERVED IN THIS LEASE FOR THE REMAINDER FOR THE STATED TERM OVER THE THEN REASONABLE RENTAL VALUE OF THE LEASED PREMISES OF THE REMAINDER OF THE STATED TERM, ALL OF WHICH AMOUNTS SHALL BE IMMEDIATELY DUE AND PAYABLE FROM TENANT TO OWNER. IN DETERMINING THE RENT WHICH WOULD BE PAYABLE BY TENANT HEREUNDER, SUBSEQUENT TO DEFAULT, THE ANNUAL RENT FOR EACH YEAR OF THE UNEXPIRED TERM SHALL BE EQUAL TO THE AVERAGE MINIMUM AND PERCENTAGE RENTS PAID BY TENANT FROM THE COMMENCEMENT OF THE TERM TO THE TIME OF DEFAULT, OR DURING THE PRECEDING THREE CALENDAR YEARS, WHICHEVER PERIOD IS SHORTER.

SECTION 18.03 LEGAL EXPENSE

IN THE EVENT OF ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY AGAINST THE OTHER UNDER THIS LEASE THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ALL COLLECTIONS COSTS AND FEES OF ITS ATTORNEYS IN SUCH ACTION OR PROCEEDINGS, INCLUDING COSTS OF APPEAL, IF ANY, IN SUCH AMOUNT AS ARE REASONABLE. IN ADDITION, SHOULD IT BE NECESSARY FOR LANDLORD TO EMPLOY LEGAL COUNSEL TO ENFORCE ANY OF THE PROVISIONS HEREIN CONTAINED, TENANT AGREES TO PAY ALL ATTORNEY'S FEES AND COURT COSTS REASONABLY INCURRED.

SECTION 18.04 WAIVER OF RIGHTS OF REDEMPTION

TENANT HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF REDEMPTION GRANTED BY OR UNDER ANY PRESENT OR FUTURE LAWS IN THE EVENT OF TENANT BEING EVICTED OR DISPOSSESSED FOR ANY CAUSE, OF IN THE EVENT OF OWNER OBTAINING POSSESSION OF THE LEASED PREMISES, BY REASON OF THE VIOLATION BY TENANT OF ANY OF THE COVENANTS OR CONDITIONS OF THIS LEASE OR OTHERWISE.

                           ARTICLE XIX
                         ACCESS BY OWNER

SECTION 19.01 RIGHT OF ENTRY

OWNER OR OWNER'S AGENTS SHALL HAVE THE RIGHT TO ENTER THE LEASED PREMISES AT ALL TIMES TO EXAMINE THE SAME AND TO SHOW THEM TO PROSPECTIVE PURCHASERS OR LESSEES OF THE BUILDING, AND TO MAKE SUCH REPAIRS, ALTERATIONS, IMPROVEMENTS OR ADDITIONS AS OWNER MAY DEEM NECESSARY OR DESIRABLE, AND OWNER SHALL BE ALLOWED TO TAKE ALL MATERIAL INTO AND UPON SAID PREMISES THAT MAY BE REQUIRED THEREFOR WITHOUT THE SAME CONSTITUTING AN EVICTION OF TENANT IN WHOLE OR IN PART AND THE RENT RESERVED SHALL IN NO WISE ABATE WHILE SAID REPAIRS, ALTERATIONS, IMPROVEMENTS OR ADDITIONS ARE BEING MADE, BY REASON OF LOSS OR INTERRUPTION OF BUSINESS OF TENANT OR OTHERWISE. DURING THE SIX MONTHS PRIOR TO THE EXPIRATION OF THE TERM OF THIS LEASE OR ANY RENEWAL TERM, OWNER MAY EXHIBIT THE PREMISES TO PROSPECTIVE TENANTS OF PURCHASERS, AND PLACE UPON THE PREMISES THE USUAL NOTICES "TO LET" OR "FOR SALE" WHICH NOTICES TENANT SHALL PERMIT TO REMAIN THEREON WITHOUT MOLESTATION.

                            ARTICLE XX
                         TENANTS PROPERTY

SECTION 20.01 TAXES ON LEASEHOLD

TENANT SHALL BE RESPONSIBLE FOR AND SHALL PAY BEFORE DELINQUENCY ALL MUNICIPAL, COUNTY OR STATE TAXES ASSESSED DURING THE TERM OF THIS LEASE AGAINST ANY LEASEHOLD INTEREST OR PERSONAL PROPERTY OF ANY KIND, OWNED BY OR PLACED IN, UPON OR ABOUT THE LEASED PREMISES BY THE TENANT.

SECTION 20.02 LOSS AND DAMAGE

OWNER SHALL NOT BE LIABLE FOR ANY DAMAGE TO PROPERTY OF TENANT OR OF OTHERS LOCATED ON THE LEASED PREMISES, NOR FOR THE LOSS OF OR DAMAGE TO ANY PROPERTY OF TENANT OR OF OTHERS BY THEFT OR OTHERWISE. OWNER SHALL NOT BE LIABLE FOR ANY INJURY OR DAMAGE TO PERSONS OR PROPERTY RESULTING FROM FIRE, EXPLOSION, FALLING PLASTER, STEAM, GAS, ELECTRICITY, WATER, RAIN OR LEAKS FROM ANY PART OF THE LEASED PREMISES OR FROM THE PIPES, APPLIANCES OR PLUMBING WORKS OR FROM THE ROOF, STREET OR SUB-SURFACE OR FROM ANY OTHER PLACE OR BY DAMPNESS OR BY ANY OTHER CAUSE OF WHATSOEVER NATURE. OWNER SHALL NOT BE LIABLE FOR ANY SUCH DAMAGE CAUSED BY OTHER TENANTS OR PERSONS IN THE LEASED PREMISES, OCCUPANTS OF ADJACENT PROPERTY, OF THE SHOPPING CENTER, OR THE PUBLIC, OR CAUSED BY OPERATIONS IN CONSTRUCTION OF ANY PRIVATE, PUBLIC OR QUASI-PUBLIC WORK. ALL PROPERTY OF TENANT KEPT OR STORED ON THE LEASED PREMISES SHALL BE SO KEPT OR STORED AT THE RISK OF TENANT ONLY AND TENANT SHALL HOLD OWNER HARMLESS FROM ANY CLAIMS ARISING OUT OF DAMAGE TO THE SAME, INCLUDING SUBROGATION CLAIMS BY TENANT'S INSURANCE CARRIERS, UNLESS SUCH DAMAGE SHALL BE CAUSED BY THE WILLFUL ACT OR GROSS NEGLECT OF OWNER.

SECTION 20.03 NOTICE BY TENANT

TENANT SHALL GIVE IMMEDIATE NOTICE TO OWNER IN CASE OF FIRE OR ACCIDENTS IN THE LEASED PREMISES OR IN THE BUILDING OF WHICH THE PREMISES ARE A PART OR OF DEFECTS THEREIN OR IN ANY FIXTURES OR EQUIPMENT.

                           ARTICLE XXI
                     HOLDING OVER, SUCCESSORS

SECTION 21.01 HOLDING OVER

ANY HOLDING OVER AFTER THE EXPIRATION OF THE TERM HEREOF, WITH THE CONSENT OF THE OWNER, SHALL BE CONSTRUED TO BE A TENANCY FROM MONTH TO MONTH AT THE RENTS HEREIN SPECIFIED (PRORATED ON A MONTHLY BASIS) AND SHALL OTHERWISE BE ON THE TERMS AND CONDITIONS HEREIN SPECIFIED, SO FAR AS APPLICABLE.

SECTION 21.02 SUCCESSORS

ALL RIGHTS AND LIABILITIES HEREIN GIVEN TO, OR IMPOSED UPON, THE RESPECTIVE PARTIES HERETO SHALL EXTEND TO AND BIND THE SEVERAL RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF THE SAID PARTIES; AND IF THERE SHALL BE MORE THAN ONE TENANT, THEY SHALL ALL BE BOUND JOINTLY AND SEVERALLY BY THE TERMS, COVENANTS AND AGREEMENTS HEREIN. NO RIGHTS, HOWEVER, SHALL INURE TO THE BENEFIT OF ANY ASSIGNEE OF TENANT UNLESS THE ASSIGNMENT TO SUCH ASSIGNEE HAS BEEN APPROVED BY OWNER IN WRITING AS PROVIDED IN SECTION
14.01 HEREOF.

                           ARTICLE XXII
                         QUIET ENJOYMENT

SECTION 22.01 OWNER'S COVENANT

UPON PAYMENT BY THE TENANT OF THE RENTS HEREIN PROVIDED, AND UPON THE OBSERVANCE AND PERFORMANCE OF ALL THE COVENANTS, TERMS AND CONDITIONS ON TENANT'S PART TO BE OBSERVED AND PERFORMED, TENANT SHALL PEACEABLY AND QUIETLY HOLD AND ENJOY THE LEASED PREMISES FOR THE TERM HEREBY DEMISED WITHOUT DEMISED WITHOUT HINDRANCE OR INTERRUPTION BY OWNER OR ANY OTHER PERSON OR PERSONS LAWFULLY OR EQUITABLY CLAIMING BY, THROUGH OR UNDER THE OWNER, SUBJECT, NEVERTHELESS, TO THE TERMS AND CONDITIONS OF THIS LEASE.

                          ARTICLE XXIII
                          MISCELLANEOUS

SECTION 23.01 WAIVER

THE WAIVER BY OWNER OF ANY BREACH OF ANY TERM, COVENANT OR CONDITION HEREIN CONTAINED SHALL NOT BE DEEMED TO BE A WAIVER OF SUCH TERM, COVENANT OR CONDITION OR ANY SUBSEQUENT BREACH OF THE SAME OR ANY TERM, COVENANT OR CONDITION HEREIN CONTAINED. THE SUBSEQUENT ACCEPTANCE OF RENT HEREUNDER BY OWNER SHALL NOT BE DEEMED TO BE A WAIVER OF ANY PRECEDING BREACH OF TENANT OF ANY TERM, COVENANT OR CONDITION OF THIS LEASE, OTHER THAN THE FAILURE OF TENANT TO PAY THE PARTICULAR RENTAL SO ACCEPTED, REGARDLESS OF OWNER'S KNOWLEDGE OF SUCH PRECEDING BREACH AT THE TIME OF ACCEPTANCE OF SUCH RENT. NO COVENANT, TERM OR CONDITION OF THIS LEASE SHALL BE DEEMED TO HAVE BEEN WAIVED BY OWNER, UNLESS SUCH WAIVER BE IN WRITING BY OWNER.

SECTION 23.02 ACCORD AND SATISFACTION

NO PAYMENT BY TENANT OR RECEIPT BY OWNER OF A LESSER AMOUNT THAN THE MONTHLY RENT HEREIN STIPULATED SHALL BE DEEMED TO BE OTHER THAN ON ACCOUNT OF THE EARLIEST STIPULATED RENT, NOR SHALL ANY ENDORSEMENT OR STATEMENT ON ANY CHECK OR ANY LETTER ACCOMPANYING ANY CHECK OR PAYMENT AS RENT BE DEEMED AN ACCORD AND SATISFACTION, AND OWNER MAY ACCEPT SUCH CHECK OR PAYMENT WITHOUT PREJUDICE TO OWNER'S RIGHT TO RECOVER THE BALANCE OF SUCH RENT OR PURSUE ANY OTHER REMEDY IN THIS LEASE PROVIDED.

SECTION 23.03 ENTIRE AGREEMENT

THIS LEASE AND THE EXHIBITS, AND RIDER, IF ANY, ATTACHED HERETO AND FORMING A PART HEREOF, SET FORTH ALL THE COVENANTS, PROMISES, AGREEMENTS, CONDITIONS OR UNDERSTANDINGS, EITHER ORAL, OR WRITTEN, BETWEEN THEM OTHER THAN ARE HEREIN SET FORTH. EXCEPT AS HEREIN OTHERWISE PROVIDED, NO SUBSEQUENT ALTERATION, AMENDMENT, CHANGE OR ADDITION TO THIS LEASE SHALL BE BINDING UPON OWNER OR TENANT UNLESS REDUCED TO WRITING AND SIGNED BY THEM.

SECTION 23.04 NO PARTNERSHIP

OWNER DOES NOT, IN ANY WAY OR FOR ANY PURPOSE, BECOME A PARTNER OF TENANT IN THE CONDUCT OF ITS BUSINESS, OR OTHER WISE, OR JOINT ADVENTURER OR A MEMBER OR A JOINT ENTERPRISE WITH TENANT. THE PROVISIONS OF THIS LEASE RELATING TO THE PERCENTAGE RENT PAYABLE HEREUNDER ARE INCLINED SOLELY FOR THE PURPOSE OF PROVIDING A METHOD WHEREBY THE RENT IS TO BE MEASURED AND ASCERTAINED.

SECTION 23.05 FORCE MAJEURE

IN THE EVENT THAT EITHER PARTY HERETO SHALL BE DELAYED OR HINDERED IN OR PREVENTED FROM THE PERFORMANCE OF ANY ACT REQUIRED HEREUNDER BY REASON OF STRIKES, LOCK-OUTS, LABOR TROUBLES, INABILITY TO PROCURE MATERIALS, FAILURE OF POWER, RESTRICTIVE GOVERNMENTAL LAWS OR REGULATIONS, RIOTS, INSURRECTION, WAR OR OTHER REASON OF A LIKE NATURE NOT THE FAULT OF THE PARTY DELAYED ON PERFORMING WORK OR DOING ACTS REQUIRED UNDER THE TERMS OF THIS LEASE, THEN PERFORMANCE OF SUCH ACTS SHALL BE EXCUSED FOR THE PERIOD OF THE DELAY AND THE PERIOD FOR THE PERFORMANCE OF ANY SUCH ACT SHALL BE EXTENDED FOR A PERIOD EQUIVALENT TO THE PERIOD OF SUCH DELAY. THE PROVISIONS OF THIS SECTION 23.05 SHALL NOT OPERATE TO EXCUSE TENANT FROM THE PROMPT PAYMENT OF RENT, PERCENTAGE RENT, ADDITIONAL RENT OR ANY OTHER PAYMENTS REQUIRED BY THE TERMS OF THIS LEASE.

SECTION 23.06 NOTICES

(A) ANY NOTICE BY TENANT TO OWNER MUST BE SERVED BY CERTIFIED OR REGISTERED MAIL, POSTAGE, PREPAID, ADDRESSED TO OWNER AT THE ADDRESS FIRST HEREINABOVE GIVEN OR AT SUCH OTHER ADDRESS AS OWNER MAY DESIGNATE BY WRITTEN NOTICE.
(B) ANY NOTICE BY OWNER TO TENANT MUST BE SERVED BY CERTIFIED OR REGISTERED MAIL, POSTAGE, PREPAID, ADDRESSED TO TENANT AT THE LEASED PREMISES OR AT SUCH OTHER ADDRESS AS TENANT SHALL DESIGNATE BY WRITTEN NOTICE.

SECTION 23.07 CAPTIONS AND SECTION NUMBERS

THE CAPTIONS, SECTION NUMBERS, ARTICLE NUMBERS, AND INDEX APPEARING IN THIS LEASE ARE INSERTED ONLY AS A MATTER OF CONVENIENCE AND IN WAY DEFINE, LIMIT, CONSTRUE, OR DESCRIBE THE SCOPE OR INTENT OF SUCH SECTIONS OR ARTICLES OF THIS LEASE NOR IN ANY WAY AFFECT THIS LEASE.

SECTION 23.08 TENANT DEFINED, USE OF PRONOUN

THE WORD "TENANT" SHALL BE DEEMED AND TAKEN TO MEAN EACH AND EVERY PERSON OR PARTY MENTIONED AS A TENANT HEREIN, BE THE SAME ONE OR MORE; AND IF THERE SHALL BE MORE THAN ONE TENANT, ANY NOTICE REQUIRED OR PERMITTED BY THE TERMS OF THIS LEASE MAY BE GIVEN BY OR TO ANY ONE THEREOF, AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF GIVEN BY OR TO ALL THEREOF. THE USE OF THE NEUTER SINGULAR PRONOUN TO REFER TO OWNER OR TENANT SHALL BE DEEMED A PROPER REFERENCE EVEN THOUGH OWNER OR TENANT MAY BE AN INDIVIDUAL, A PARTNERSHIP, A CORPORATION, OR A GROUP OF TWO OR MORE INDIVIDUALS OR CORPORATIONS. THE NECESSARY GRAMMATICAL CHANGES REQUIRED TO MAKE THE PROVISIONS OF THIS LEASE APPLY IN THE PLURAL SENSE WHERE THERE IS MORE THAN ONE OWNER OR TENANT AND TO EITHER CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR INDIVIDUALS, MALES OR FEMALES, SHALL IN ALL INSTANCES BE ASSUMED AS THOUGH IN EACH CASE FULLY EXPRESSED.

SECTION 23.09 PARTIAL INVALIDITY

IF ANY TERM, COVENANT OR CONDITION OF THIS LEASE OR THE APPLICATION THEREOF ANY PERSON OR CIRCUMSTANCE SHALL, TO ANY EXTENT, BE INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS LEASE, OR THE APPLICATION OF SUCH TERM, COVENANT OR CONDITION TO PERSONS OR CIRCUMSTANCES OTHER THAN THOSE AS TO WHICH IT IS HELD INVALID OR UNENFORCEABLE SHALL BE VALID AND BE ENFORCED TO THE FULLEST EXTENT PERMITTED BY LAW.

SECTION 23.10 NO OPTION

THE SUBMISSION OF THIS LEASE FOR EXAMINATION DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR THE LEASED PREMISES AND THIS LEASE BECOMES EFFECTIVE AS A LEASE ONLY UPON EXECUTION AND DELIVERY THEREOF BY OWNER AND TENANT AND PAYMENT OF ALL SUMS DUE UNDER LEASE.

SECTION 23.11 RECORDING

TENANT SHALL NOT RECORD THIS LEASE WITHOUT THE WRITTEN CONSENT OF OWNER.

SECTION 23.12 BREACH OF LEASE

IF TENANT BREACHES ANY TERM OF THIS LEASE AND ABANDONS THE DEMISED PREMISES BEFORE THE END OF THE TERM HEREOF, OR IF TENANT'S RIGHT TO POSSESSION IS TERMINATED BY THE OWNER BECAUSE OF A BREACH OF THIS LEASE, OWNER MAY RECOVER FROM TENANT, IN ADDITION TO ANY OTHER DAMAGES PROVIDED FOR BY LAW, IN EQUITY, IN THIS LEASE, OR OTHERWISE, THE WORTH AT THE TIME OF AWARD OF THE AMOUNT BY WHICH THE UNPAID RENT FOR THE BALANCE OF THE TERM AFTER THE TIME OF AWARD EXCEEDS THE AMOUNT OF SUCH RENTAL LOSS FOR THE SAME PERIOD THE TENANT PROVES COULD BE REASONABLY AVOIDED.

EXECUTED THIS 21ST DAY OF MARCH, 1995

OWNER: COUNTRY PLAZA, LTD PARTNERSHIP  TENANT: NEW RIDERS, A CALIFORNIA
                                                             CORPORATION
/s/Richard Walker                      /s/ Michael Purcell
-----------------------------------    ---------------------------------
Richard D. Walker, Authorized Agent              SIGNATURE
Country Plaza Ltd Partnership
                                       Michael Purcell
                                       ----------------------------------
                                                 PRINTED

                                        Sr. V.P.
                                       ------------------------------------
                                                 TITLE

                           EXHIBIT "A"

         <Map of Kmart Shopping Center showing location>


                            EXHIBIT"B"
Tenant has inspected leased space and will take leased space in an "as is" condition. Landlord will perform the following:

1. Landlord shall warrant that heating and air conditioning systems, all electrical and all plumbing shall be in good working order at the time Tenant takes possession of promises. If Tenant shall find that any of these items are not in good working order, Tenant shall have thirty (30) days in which to notify Landlord of such defect. Failure of Tenant to notify Landlord within said thirty (30) day period shall render Landlord's warranty null and void.

2. Any improvements made by Tenant to the exterior shall be approved by Landlord prior to installation of doors or changes made to the facia, windows and signs.

3. All signage must be approved by Landlord prior to installation. If there are any open panels on pole sign that are not being saved for any other tenants in the center Tenant, with Landlord's approval, may use the vacant unused portion of the pole sign. Tenant is aware that this option is at Landlord's discretion only.

                         OPTION TO EXTEND
If the Tenant is not in default under the terms of this Lease, Tenant shall have the option to extend the term of this lease for two (2) additional five
(5) year periods upon all terms and conditions set forth in this Lease except that the fixed minimum rent shall be adjusted upward by four percent (4%) per year for the first option period and four percent (4%) per year for the second option period.

Tenant shall exercise this option by delivering written notice to the Landlord no less than one hundred eighty (180) days prior to the termination of the original term of this Lease of its election to extend the term thereof. Failure of the Tenant to provide said notice within said period shall cause this option to automatically become null and void.


   NO BROKER LIABILITY FOR HAZARDOUS MATERIALS AND TOXIC WASTE

Tenant acknowledges that various materials utilized in the construction of any improvements on the property may contain materials that have been or may in the future be determined to be hazardous or undesirable and may need to be specially treated, specially handled and/or removed from the property. For example, some electrical transformers and other electrical components can contain PCBs, and asbestos has been used in a wider variety of building components such as fire-proofing, heating and cooling equipment, air duct insulation, acoustical tiles, spray on acoustical materials, linoleum, floor tiles, and plaster. Due to current or prior uses, the property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials and other substances which are considered, or in the future may be determined to be, hazardous materials, toxic wastes or undesirable substances, such items also may be in above- and below-ground containers on the property or may not be accessible or noticeable. The Brokers In this transaction have no expertise with respect to the detection or identification of undesirable substances, hazardous materials or toxic wastes. Proper inspections of the property by qualified experts are an absolute necessity to determine whether or not there are any current or potential undesirable substances, hazardous materials or toxic waste problems related to the property. The Brokers In this transaction have not made any representations, either expressed or implied, regarding the existence or non-existence of toxic waste, hazardous materials, or undesirable substances. It is the responsibility of Owner and Tenant to retain qualified experts to deal with the detection and correction of such matters and to consult legal counsel of their choice to determine what provisions, if any, they may wish to add to this Contract regarding toxic wastes, hazardous materials or undesirable substances.

                     RECEIPT/NO BROKER ADVICE

The undersigned parties hereby acknowledge receipt of a copy of Contract and certify that they have read and understand the provisions hereof and further acknowledge that they have not received or relied upon any statements or representations by Broker(s) which are not contained herein. Tenant and Owner each hereby acknowledge and agree that they have not received or relied upon any legal or tax advice or any representations not contained herein by either Listing Broker or Selling Broker, including, without limitation, the legal sufficiency or effect of this Contract or the federal, state or local tax consequences or the within transaction, and that if they desire any legal or tax advice they must consult with their own attorney and/or accountant.

                      BROKER REPRESENTATION

Tenant and Landlord agree that Commercial Retail Associates, Inc. represents both parties and consents to dual representation by Commercial Retail Associates, Inc., Mark Salto (agent). Landlord shall pay the leasing commission to Commercial Retail Associates, Inc. and that the Tenant has no broker.